UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

KEELEY FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KEELEY FUNDS, INC.

111 West Jackson Street

Suite 810

Chicago, IL 60604

A Message from the President of the Keeley Funds, Inc.

to all Shareholders of each of the following Series:

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of one or more series of the Keeley Funds, Inc. (the “Company”) listed above (each, a “Fund,” and collectively, the “Funds”), at a special meeting of shareholders of those Funds to be held on February 15, 2017 at 9:00 a.m. Central Time, at the offices of the Company, 111 West Jackson Street, Suite 810, Chicago, Illinois 60604 (the “Meeting”). The purpose of the Meeting is to vote upon the following proposals affecting the Funds and to transact such other business as may properly come before the Meeting or any adjournments thereof:

•	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and Keeley-Teton Advisors, LLC (“Keeley-Teton”), pursuant to which Keeley-Teton will serve as the Company’s investment adviser.

•	To approve a new plan of distribution, pursuant to Rule 12b-1 under the Investment Company Act of 1940, for Class A Shares of each Fund.

•	To elect director nominees to the Board of Directors of the Company.

The Board of Directors of the Company has approved, and unanimously recommends that you vote FOR, each proposal.

Detailed information about the proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Whether or not you plan to attend the Meeting in person, your vote is needed. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, D.F. King & Co., Inc., an AST One Company (“DF King”), may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person. If you have any questions about the proposals or the voting instructions, you may call DF King at (888) 540-8597 and a representative will assist you. Representatives are available Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

Your vote is important to us. Thank you for your response and for your investment with the Company.

Sincerely,

Kevin M. Keeley
President December 27, 2016

KEELEY FUNDS, INC.

111 West Jackson Street

Suite 810

Chicago, IL 60604

NOTICE OF MEETING OF SHAREHOLDERS OF:

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the series of the Keeley Funds, Inc. (the “Company”) listed above (each, a “Fund,” and collectively, the “Funds”) will be held on February 15, 2017 at 9:00 a.m., Central Time, at the offices of the Company, 111 West Jackson Street, Suite 810, Chicago, Illinois 60604 (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposals and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

	Proposal	Shareholders Entitled to Vote
(1)	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and Keeley-Teton Advisors, LLC (“Keeley-Teton”), pursuant to which Keeley-Teton will serve as the Company’s investment adviser.	All shareholders of each Fund

(2)	To approve a new plan of distribution, pursuant to Rule 12b-1 under the Investment Company Act of 1940, for Class A Shares of each Fund	Class A shareholders of each Fund

(3)	To elect director nominees to the Board of Directors of the Company	All shareholders of each Fund

The Board of Directors of the Company has approved, and unanimously recommends that you vote FOR, each proposal.

The proposals referred to above are discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning each proposal.

The person(s) named as proxy will vote in his discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the person named as proxy may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of beneficial interest of the Funds present in person or by proxy at the Meeting or an adjournment thereof. The person named as proxy will vote “FOR” any such adjournment those proxies which he is entitled to vote in favor of the proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the proposal.

Shareholders of record at the close of business on December 21, 2016 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting in person. However, if you cannot be present at the Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Please contact our proxy solicitor, D.F. King & Co., Inc., an AST One Company, if you plan to attend the Meeting by calling (888) 227-9349. You may also speak to a representatives, who can assist you with any questions, by calling (888) 540-8597 Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. You may revoke your proxy at any time before or at the Meeting, and you may attend the Meeting to vote in person even though a proxy card already may have been returned. However, whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

Your vote is important to us. Thank you for taking the time to consider these proposals.

By Order of the Board of Directors of Keeley Funds, Inc.

Kevin M. Keeley
President December 27, 2016

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

KEELEY FUNDS, INC.

111 West Jackson Street

Suite 810

Chicago, IL 60604

INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

Below is a brief overview of the proposals in the proxy statement, set forth in “Question and Answer” format to help you understand and vote on the proposals. However, we strongly encourage you to read the full text of the enclosed proxy statement and keep it for future reference.

Q:	Why are you sending me this information?

A:	You are receiving these materials because on December 21, 2016, you owned shares of one or more of the KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund or KEELEY All Cap Value Fund (each, a “Fund,” and collectively, the “Funds”), each a series of the Keeley Funds, Inc. (the “Company”). The Company is holding a special meeting of shareholders of those Funds on February 15, 2017 (the “Meeting”), and each Fund of which you own shares is seeking your vote in connection with certain proposals.

Q:	What are the proposals being considered at the Meeting?

A:	At the Meeting, shareholders of each Fund are being asked to:

(1)	To approve a new investment advisory agreement (the “New Agreement”) between the Company, on behalf of each Fund, and Keeley-Teton Advisors, LLC (“Keeley-Teton”), pursuant to which Keeley-Teton will serve as the Company’s investment adviser.

(2)	To approve a new plan of distribution, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), for Class A Shares of each Fund (the “12b-1 Plan”).

(3)	Elect nine (9) director nominees to the Board of Directors (the “Board”) of the Company.

PROPOSAL 1: APPROVE A NEW ADVISORY AGREEMENT

Q:	Why am I being asked to vote on a proposed new advisory agreement?

A:	As discussed in more detail in the enclosed Proxy Statement, on November 11, 2016, Keeley Asset Management Corp. (“KAMCO”), the current investment adviser to the Funds, entered into an asset purchase agreement with Keeley-Teton, a wholly-owned subsidiary of Teton Advisors, Inc. (“Teton”), whereby Keeley-Teton would purchase substantially all of the assets of KAMCO (the “Transaction”), subject to certain conditions. Keeley-Teton was created by Teton in connection with the Transaction and will be registered with the U.S. Securities and Exchange Commission as an investment adviser as a condition to the closing of the Transaction (the “Closing”). The Closing is also conditioned on Keeley-Teton assuming the role of adviser to the Funds; however, though unlikely, it is possible pursuant to the terms of the purchase agreement that such condition could be waived. Were that to occur, the Board would consider alternatives, including potentially entering a Fund into an interim advisory agreement, as discussed further below.

i

The parties expect the Closing to take place on or about February 17, 2017, or as soon as practicable thereafter. The Closing is expected to result in an assignment to Keeley-Teton of the current advisory contract between KAMCO and the Funds. Pursuant to 1940 Act rules, an “assignment” of an advisory contract with a registered investment company causes such a contract to automatically terminate. Therefore, when the Transaction closes and the assets of KAMCO are transferred to Keeley-Teton, the advisory agreement between KAMCO and the Funds in effect at the time (the “Current Agreement”) will terminate.

As a result, and to provide for continuity in the management of the Funds, shareholders of each Fund are being asked to approve a new advisory contract between the Funds and Keeley-Teton (the “New Agreement”). While shareholders are being asked to approve the New Agreement, they are not being asked to approve the Transaction. Keeley-Teton, with your approval, would replace KAMCO as investment adviser to the Funds at the Closing of the Transaction and would directly provide management and investment advisory services to the Funds. The proxy statement provides additional information about Keeley-Teton.

Q:	How will the Transaction affect me as a Fund Shareholder?

A:	Other than the change in adviser from KAMCO to Keeley-Teton, the Transaction should not materially affect shareholders of the Funds. Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. It is expected that Keeley-Teton will provide substantially the same services under the New Agreement as KAMCO provides under the Current Agreement, and at the same advisory fee rates. All of the key investment advisory personnel of KAMCO who currently assist in the management of the Funds are expected to continue to do so as employees of Keeley-Teton after the Transaction, if they choose to become employees of Keeley-Teton. In the event they choose not to become employed by Keeley-Teton, Keeley-Teton will identify appropriate replacements.

In addition, Teton and Keeley-Teton have represented in writing to KAMCO (and its affiliated entities) and the Board that: (i) for three years following the close of the Transaction, at least 75% of the members of the Board will not be considered “interested persons,” as defined in the 1940 Act, of the Company (the “Independent Directors”), and (ii) for two years from the close of the Transaction, no “unfair burden” (as that term is defined in the 1940 Act) will be imposed on any Fund as a result of the Transaction.

Q:	What are the potential benefits of entering into the New Agreement with Keeley-Teton?

A:	The Transaction is expected to provide Shareholders of the Funds with the potential to realize the full range of benefits resulting from a larger fund group. Any resulting growth of Fund assets may produce economies of scale that could benefit Shareholders of the Funds. However, it is possible that Fund assets will not grow and the Funds will not achieve economies of scale.

Q:	Do the Funds currently have an advisory agreement in effect?

A:	Yes. KAMCO currently provides investment management services to the Funds pursuant to the Current Agreement. At a meeting on November 21, 2016, the Board, including a majority of the Independent Directors, approved the continuation of the Current Agreement for a one-year term ending November 30, 2017.

Q:	What will happen if the Transaction does not close?

A:	If the Transaction does not close, the New Agreement will not become effective, even if shareholders have approved the proposal.

Q:	What will happen if shareholders do not approve the New Agreement?

A:	The New Agreement will not become effective unless and until shareholders of the Funds vote to approve it. The completion of the Transaction is contingent upon shareholders approving the New Agreement. If the New Agreement is not approved by shareholders of a Fund, the Board will take such action as it deems necessary and in the best interests of that Fund and its shareholders, which may include further solicitation of shareholders. The approval of the New Agreement by the shareholders of one Fund is not contingent upon the approval of the New Agreement by the shareholders of any other Fund. Even if shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with KAMCO for that Fund. While an interim advisory agreement could be utilized for such Fund for a certain period of time, as discussed below, a Fund that has not approved the New Agreement may be liquidated.

Q:	What is the timing associated with the proposal?

A:	If shareholders approve this proposal, it will become effective upon the later of the Closing or the approval of the proposal.

Q:	What will happen if the Closing occurs before shareholders of a Fund approve the proposal?

A:	The Closing is conditioned on Keeley-Teton assuming the role of adviser to the Funds; however, such condition may be waived. In the unlikely event that the parties waive that condition and the Closing occurs (and thus the Current Agreement terminates) before a Fund’s shareholders approve the New Agreement, management anticipates that such Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Directors) to approve and enter into an interim advisory agreement pursuant to which an interim adviser (i.e., Keeley-Teton) may serve as investment adviser to such Fund for up to 150 days following the termination of the Current Agreement.

Q:	Will the portfolio managers of my Fund change?

A:	No. Keeley-Teton intends to retain all of the key investment advisory personnel of KAMCO who currently assist in the management of the Funds, if they choose to become employees of Keeley-Teton. There are no currently anticipated changes in the way the Funds will be managed as a result of the Transaction.

Q:	How does the New Agreement differ from the Current Agreement? Will the fees payable under the New Agreement increase as a result of the Transaction?

A:	No. The proposal to approve the New Agreement does not seek any increase in fees. Except for the effective and termination dates and the new investment adviser, the terms of the New Agreement with Keeley-Teton are substantially similar in all material respects to the terms of the Current Agreement with KAMCO.

Q:	Does the Board recommend this proposal?

A:	Yes. The Board unanimously recommends that shareholders vote FOR the Proposal. At a Board meeting on December 8, 2016, the Board unanimously approved the Transaction and unanimously approved submitting the New Agreement to a vote of shareholders. The New Agreement will not become effective unless and until shareholders of the Funds vote to approve the agreement.

PROPOSAL 2: APPROVE A NEW 12b-1 PLAN

Q:	What are shareholders being asked to do?

A:	Class A shareholders of each Fund are being asked to vote in favor of a proposal to approve a 12b-1 Plan. If the 12b-1 Plan is approved by Class A shareholders of a Fund, Class A shares of that Fund would be subject to distribution fees under the 12b-1 Plan at the annual rate of up to 0.25% of the average daily net assets of the class.

Q:	What is a 12b-1 Plan? And why are Class A shareholders being asked to approve one?

A:	The federal securities laws permit a mutual fund to use fund assets to pay for the distribution and sale of its shares only in accordance with a written plan which must satisfy various requirements, and which must be approved by the fund’s board and its shareholders. Plans of distribution, commonly referred to as “12b-1 plans,” establish the terms, conditions and limitations pursuant to which fund assets may be used to pay for the distribution and sales of fund shares. The fees paid by the fund pursuant to this plan are commonly referred to as “12b-1 fees.”

Currently, the Class A shares of the Funds are subject to a 12b-1 plan that provides for distribution fees (i.e., 12b-1 fees) payable at an annual rate of up to 0.25% of the average daily net assets of the class to the Funds’ current distributor, Keeley Investment Corp. (“KIC”). It is contemplated that KIC would cease operations following the Transaction, and that a new underwriter, G.distributors, would serve as the Funds’ distributor. The change from KIC to G.distributors is a material change to the current 12b-1 plan that requires shareholder approval.

Q:	How does the proposed 12b-1 Plan with G.distributors differ from the current 12b-1 plan in effect with KIC? Will adoption of the new 12b-1 Plan result in higher fees or expenses?

A:	The proposed 12b-1 Plan with G.distributors is substantially similar in all material respects to the current 12b-1 plan with KIC, except for the change from KIC to G.distributors and the change from a reimbursement model to a compensation model, as described more fully herein. Also, the fees and expenses charged pursuant to the plan will not change. As a result, should Class A shareholders of a Fund approve the 12b-1 Plan for that Fund, such plan is not expected to increase the total annual operating expenses currently payable by the Class A shares of the Fund.

Q:	What will happen if a Fund’s Class A shareholders do not approve the 12b-1 Plan with respect to their Fund?

A:	If the plan is not approved by Class A shareholders of a Fund, the Board will take such action as it deems to be in the best interest of such Fund and its shareholders, and may consider other alternatives, including operating the Fund without a 12b-1 Plan. The approval of the 12b-1 Plan by one Fund is not contingent on its approval by the other Funds.

Q:	Does the Board recommend this proposal?

A:	Yes. For the reasons discussed in the Proxy Statement, the Board believes that approval of the proposal is in the best interests of the Company and each Fund. After careful consideration, the Board unanimously recommends that you vote “FOR” the proposal.

PROPOSAL 3: ELECT DIRECTOR NOMINEES TO THE BOARD

Q:	What are shareholders being asked to do?

A:	You are being asked to elect nine nominees to serve as directors on the Board. The nine nominees include three current members of the Board – Laura D. Alter, Jerome J. Klingenberger and Sean W. Lowry – as well as six additional nominees: Anthony S. Colavita, James P. Conn, Nicholas F. Galluccio, Kevin M. Keeley, Michael J. Melarkey and Kuni Nakamura.

Q:	Why am I being asked to elect new Directors?

A:	The 1940 Act requires that at least two-thirds of the members of the Board be elected by shareholders. Shareholders of the Funds have only elected four of the five current directors; therefore, the 1940 Act prohibits the Board from appointing the six new director nominees to the Board unless some of them, too, have been elected by shareholders.

Four of the six additional nominees – Messrs. Colavita, Conn, Melarkey and Nakamura – currently serve as trustees/directors of open-end funds advised by Teton and/or its affiliate, GAMCO Investors, Inc. (“GAMCO”), and Mr. Galluccio serves as the President and Chief Executive Officer of Teton. In light of the Transaction discussed above, the Board has nominated these candidates to join the

Board, which would assist in aligning the Board’s composition to a greater degree with the boards of trustees/directors of other funds that Teton and/or GAMCO currently manage. In connection with the Transaction, it is anticipated that upon election of those five nominees, John Freund and Brien O’Brien, two current directors of the Funds who are not standing for election, would resign.

Q:	Why am I being asked to elect current members of the Board?

A:	As stated above, the 1940 Act requires that at least two-thirds of the members of the Board be elected by shareholders. The Board is seeking shareholder approval of all nine individuals, regardless of whether they are current members of the Board or director nominees. By electing all nine nominees at this Meeting, shareholders will provide the Board with the flexibility necessary to appoint new members in the future in compliance with the 1940 Act.

Q:	Who are the candidates? Has the Board nominated them?

A:	The Board has reviewed the qualifications and backgrounds of all nine nominees and concluded that they are experienced in overseeing investment companies, including the Funds or funds managed by Teton or GAMCO. [At a Board meeting held on December 8, 2016, the Board nominated each director candidate and recommended that their election to the Board be put to a vote of the shareholders of each Fund.]

Q:	Does the Board recommend this proposal?

A:	Yes. After careful consideration, the Board unanimously recommends that you vote “FOR” each nominee.

OTHER MATTERS

Q:	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A:	No. The Company will not bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the proxy statement and any other costs associated with the proxy statement or the Transaction, including proxy solicitation, will be borne by KAMCO.

Q:	How do I vote my shares?

A:	For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting described in the proxy statement. If you wish to attend the Meeting, please notify our proxy solicitor, D.F. King & Co., Inc., an AST One Company (“DF King”), by calling (888) 227-9349. Shareholders who attend the Meeting will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of December 21, 2016, and a valid picture ID, such as a driver’s license or passport. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.

Q:	Whom should I call for additional information about the proxy statement?

A:	If you need any assistance, or have any questions regarding the proposals described in the proxy statement or how to vote your shares, please call DF King at (888) 540-8597 to speak to a representative. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS

DESCRIBED IN THE PROXY STATEMENT.

v

PROXY STATEMENT

for

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

each, a series of

KEELEY FUNDS, INC.

111 West Jackson Street

Suite 810

Chicago, IL 60604

Dated December 27, 2016

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 15, 2017

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 15, 2017:

This proxy statement is available at www.proxyonline.com/docs/keeley.pdf.

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Company”), on behalf of each of its series listed on Appendix A (each, a “Fund,” and collectively, the “Funds”), to be voted at the special meeting of shareholders of the Funds to be held on February 15, 2017 at 9:00 a.m. (Central Time) at the offices of the Company, 111 West Jackson Street, Suite 810, Chicago, IL 60604, and at any adjournments or postponements thereof (the “Meeting”).

The Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Meeting of Shareholders. The Proxy Statement, the Notice of the Meeting of Shareholders and proxy card were first mailed to shareholders of the Funds on or about December 30, 2016.

Proposals/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders of the Funds to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), each of which are described more fully below:

Shareholders Entitled to Vote
Proposal 1:	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and Keeley-Teton Advisors, LLC (“Keeley-Teton”), pursuant to which Keeley-Teton will serve as the Company’s investment adviser.	Shareholders of each Fund

Proposal 2:	To approve a new plan of distribution, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”).	Class A Shareholders of each Fund

Proposal 3:	To elect nominees to the Board of the Company.	Shareholders of each Fund

The Board has unanimously approved, and recommends that you vote FOR, each Proposal.

Shareholders of record of the Funds as of the close of business on December 21, 2016 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth in Appendix B.

The Meeting will be held at the offices of the Company, 111 West Jackson Street, Suite 810, Chicago, Illinois 60604. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for a Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

Introduction

You are being asked to approve a new investment advisory agreement (the “New Agreement”) between the Company, on behalf of your Fund(s), and Keeley-Teton Advisors, LLC (“Keeley-Teton”). A form of the New Agreement is set forth in Appendix E.

Keeley Asset Management Corp. (“KAMCO”), the current investment adviser to the Company, has served continuously in that capacity for each Fund since its inception. KAMCO currently serves as adviser to the Company pursuant to the terms of an investment advisory agreement between KAMCO and the Company, dated October 29, 2015 (the “Current Agreement”). The Current Agreement was approved most recently by shareholders of each Fund on October 29, 2015 for a term ending November 30, 2016. The Board, including the members of the Board who are not “interested persons,” as defined in the 1940 Act, of the Company (the “Independent Directors”) then approved the continuation of the Current Agreement for a one-year period at an in-person meeting of the Board held on November 21, 2016.

However, on November 11, 2016, KAMCO (and Keeley Investment Corp. (“KIC”), the distributor of the Funds) entered into an asset purchase agreement (the “Purchase Agreement”) with Keeley-Teton, pursuant to which Keeley-Teton will acquire substantially all of the assets of KAMCO (the “Transaction”), including the advisory agreement with the Funds.

As required by the 1940 Act, the terms of the Current Agreement dictate that it shall terminate automatically upon its “assignment.” Because the Transaction will result in an assignment of the Current Agreement, it will automatically terminate upon the close of the Transaction (the “Closing”). Shareholders of each Fund are therefore being asked to approve the New Agreement for their Fund to provide for the continued operation of their Fund following the Closing, which is currently expected to take place on or about February 17, 2017, or as soon as practicable thereafter.

The New Agreement would become effective for a Fund only if approved by the Shareholders of that Fund and only upon Closing. If the Transaction is not completed or the Purchase Agreement is terminated, the New Agreement will not go into effect and the Current Agreement will continue in effect (even if shareholders approve the New Agreement).

The Transaction

The Parties. KAMCO is the current investment adviser to the Funds and KIC is the current distributor of the Funds. Keeley-Teton, a Delaware limited liability company, will be a registered investment adviser prior to the Closing and is a newly-created, wholly-owned subsidiary of Teton Advisors, Inc. (“Teton”). Teton is a registered investment adviser affiliated with GAMCO Investors, Inc. (“GAMCO”), a publicly held company listed on the NYSE. Teton has entered into Transitional Administrative and Management Services Agreement with GAMCO (“GAMCO Agreement”) under which GAMCO provides Teton with administrative and back-office support. No fees will be payable by the Funds under the GAMCO Agreement. Directly and through its third party intermediaries, Teton offers funds and separately managed accounts to individuals and institutions. Teton provides advisory services to seven mutual funds in the TETON Westwood fund complex. As of September 30, 2016, Teton had approximately $1.5 billion in assets under management. Teton is headquartered in Rye, New York, and its common stock is listed on the OTC Markets Group (symbol: TETAA).

The Terms. The terms and conditions of the Transaction are set forth in the Purchase Agreement dated November 11, 2016, by and among KAMCO and KIC (collectively, the “Sellers”), and Keeley-Teton. Pursuant to the Purchase Agreement, Keeley-Teton will purchase substantially all of the assets of

KAMCO – including the advisory agreement with the Funds – and certain assets of KIC. Under the terms of the Purchase Agreement, Keeley-Teton has agreed to make a payment to the Sellers of $23,000,000 (subject to certain price adjustments) at Closing in consideration for such assets. The Purchase Agreement specifically provides that Keeley-Teton will not assume any of the liabilities of the Sellers prior to closing other than certain specifically identified liabilities.

The completion of the Transaction is subject to certain terms and conditions, including shareholder approval of the New Agreement between Keeley-Teton and the Funds. However, certain closing conditions may be waived in whole or in part by either or both of the parties.

Post-Transaction Structure and Operations

As noted above, upon the Closing, Keeley-Teton is proposed to become the investment adviser to the Funds. Upon the Closing, KAMCO will transfer all investment advisory functions to Keeley-Teton, and KAMCO no longer will serve as investment adviser to the Funds. It is expected that all of the key investment advisory personnel of KAMCO who currently assist in the management the Funds will continue as employees of Keeley-Teton and will provide uninterrupted management of the Funds following the Closing for so long as they choose to remain employees of Keeley-Teton. In the event that they choose not to become employed by Keeley-Teton, Keeley-Teton will identify appropriate replacements.

The Company, Keeley-Teton and KAMCO currently do not anticipate any changes to the organization and structure of the Company. There are no anticipated changes in the way the Funds are managed as a result of the Transaction. The Board will be responsible for making decisions regarding, among other matters, the independent accountants, custodian, and transfer agent of the Funds. Keeley-Teton has no current plans to change any of the service providers to the Funds, except as otherwise discussed in this Proxy Statement.

The Transaction is expected to provide shareholders of the Funds with the potential to realize the full range of benefits resulting from a much larger fund group. Any resulting growth of Fund assets may produce economies of scale that could benefit shareholders. However, it is also possible that assets will not grow and the Funds will not achieve economies of scale.

Section 15(f) Representations

The Board has been advised that, as part of the terms of the Transaction, the parties intend to rely on Section 15(f) of the 1940 Act. Normally, an investment adviser to a registered investment company may not profit from the sale of its advisory business (or place an unfair burden on a fund when conducting such a sale). However, Section 15(f) operates as a “safe harbor” to an investment adviser (or any affiliate thereto), permitting it to receive money or other benefit in connection with a change of control, so long as two conditions are satisfied.

The first condition is that during the three-year period following the closing of the sale, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor, which in this case is KAMCO and Keeley-Teton, respectively. The Board currently meets this test (as four of its five members – 80% – are not interested persons), and should shareholders approve the nine director nominees proposed in Proposal 3, below, the newly constituted Board would meet this test after Closing (as seven of its nine members – approximately 78% – would not be interested persons).

The second condition is that no “unfair burden” can be imposed on the investment company as a result of the sale. An “unfair burden” includes any arrangement during the two-year period after the sale where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Keeley-Teton has agreed that it will, and will cause each of its affiliates to, conduct their business so as to enable reliance upon Section 15(f) of the 1940 Act in connection with the investment advisory services to be provided by Keeley-Teton to each Fund after the Closing of the Transaction.

If Keeley-Teton or any of its affiliates shall have obtained an order from the U.S. Securities and Exchange Commission (“SEC”) exempting it from the provisions of Section 15(f) of the 1940 Act or an opinion of counsel based on precedents under applicable federal law with respect to the meaning of Section 15(f) of the 1940 Act, which opinion is reasonably satisfactory in form and substance to the Board, then Keeley-Teton’s agreement shall be deemed to be modified to the extent necessary to permit it and its affiliates to act in a manner consistent with such exemptive order or legal opinion.

The New Agreement

Shareholders of the Funds are being asked to approve the New Agreement between Keeley-Teton and the Funds. A draft of the proposed New Agreement is attached to this Proxy Statement as Appendix E. The proposed terms of the New Agreement are substantially the same as the terms of the Current Agreement. Most notably, the New Agreement will not increase the advisory fee that any Fund pays for its investment advisory services, as the fees will not change. A description of the key terms of the New Agreement, including a comparison to the terms of the Current Agreement, is set forth below and is qualified in its entirety by reference to Appendix E.

Investment Management Services. Subject to the supervision of the Board, Keeley-Teton will manage the investment and reinvestment of the assets of the Funds in the same manner as required in the Current Agreement; that is, Keeley-Teton will do so subject to the supervision of the Board, giving due consideration to each Fund’s investment objectives, policies and restrictions and the other statements concerning the Funds in the Company’s articles of incorporation, bylaws, prospectus and Statement of Additional Information. As KAMCO has done pursuant to the Current Agreement, Keeley-Teton will provide for (i) the provision of a continuous investment program for the Funds, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold for the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds.

Compensation. Pursuant to the Current Agreement, KAMCO is entitled to an annual fee from each Fund, with such fee being calculated daily and paid at the annual rate of each Fund’s average daily net assets as set forth below:

FUND	AVERAGE DAILY NET ASSETS	ADVISORY FEE
KEELEY Small Cap Value Fund	– First $1 billion – > $1 billion but < $4 billion – > $4 billion but < $6 billion – > $6 billion	– 1.00 – 0.90 – 0.80 – 0.70	% % % %
KEELEY Small Cap Dividend Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00 – 0.90 – 0.80	% % %
KEELEY Small-Mid Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00 – 0.90 – 0.80	% % %
KEELEY Mid Cap Dividend Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00 – 0.90 – 0.80	% % %
KEELEY All Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00 – 0.90 – 0.80	% % %

Under the New Agreement, the Funds will pay to Keeley-Teton an investment advisory fee in the same manner and amount as they currently pay to KAMCO pursuant to the Current Agreement. In other words, the fees paid by the Funds will not change under the New Agreement.

Expense Caps. KAMCO has entered into an amended and restated Expense Cap Reimbursement Agreement (the “Current Expense Cap Agreement”) with respect to each Fund, pursuant to which KAMCO has agreed through January 31, 2018, to waive a portion of its fees and/or reimburse Fund expenses to the extent necessary such that KAMCO’s advisory fee does not exceed a certain amount of such Funds’ average daily net assets per share class. Amounts waived and/or reimbursed pursuant to the Expense Cap are not subject to subsequent recoupment by KAMCO. In connection with the New Agreement, Keeley-Teton will enter into a new written fee waiver and expense reimbursement agreement (“New Expense Cap Agreement”) that is substantially similar to the Current Expense Cap Agreement. The New Expense Cap Agreement will remain in effect and be contractually binding for a period of two years following the Closing. The New Expense Cap Agreement also will not be subject to subsequent recoupment by Keeley-Teton or its affiliates.

Allocation of Expenses. The expenses that the Funds will pay under the terms of the New Agreement are the same as under the terms of the Current Agreement. The Company shall pay all charges of depositories, custodians and other agencies for the safekeeping and servicing of the Funds’ cash, securities and other property and of its transfer agents, registrars and its dividend disbursing and redemption agents, if any; all payments to the administrator; all charges of legal counsel and of independent auditors; dues; organizational expenses of the Company; all expenses in determination of price computations, placement of securities orders and related bookkeeping; all compensation of directors other than those affiliated with Keeley-Teton and all expenses incurred in connection with their services to the Company; all 12b-1 plan expenses; all expenses of publication of notices and reports to its shareholders; all expenses of proxy solicitations of the Company or its Board; all expenses of proxy solicitations of the Company or its Board; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Company; and all expenses of bond and insurance coverage required by law or deemed advisable by the Company’s Board.

Under the New Agreement, Keeley-Teton shall furnish, at its own expense, office space to the Company and all necessary office facilities, equipment and personnel for managing the assets of the Company. Keeley-Teton also shall assume and pay all other expenses it incurs in managing the Company’s assets. These terms are identical to those of the Current Agreement with KAMCO.

Brokerage. Subject to its obligation to obtain best price and execution, Keeley-Teton has full discretion under the terms of the New Agreement to place a Fund’s portfolio transactions with securities broker-dealers and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of the Funds. Keeley-Teton is authorized expressly to exercise discretion within the Company’s policy concerning allocation of its portfolio brokerage, including allocation to brokers who provide research and other services to the Company. The Company shall pay all brokers’ commissions and other charges relative to the purchase and sale of portfolio securities, and all other expenses not paid by the administrator. These terms are identical to those of the Current Agreement with KAMCO.

Limitation on Liability. The Current Agreement and the New Agreement have identical terms of liability. Keeley-Teton shall not be liable to the Company for any loss suffered by the Company from, or as a consequence of, any act or omission of Keeley-Teton, or of any of its directors, officers, employees or agents, in connection with or pursuant to the New Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Keeley-Teton in performing its duties or from its reckless disregard of its obligations and duties.

Duration. The effective date of the New Agreement would be the date of the Closing. The New Agreement is expected to remain in effect for a period of two years. Thereafter, the term of the New Agreement shall be identical to that of the Current Agreement – that is, as to each Fund, it shall continue from year to year, so long as such continuance is specifically approved at least annually by the vote of a majority of the Board (including a majority of the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval, or (b) by vote of a majority of the outstanding voting securities of that Fund.

Amendment. The New Agreement may not be amended without the affirmative vote of a majority of the directors of the Company and of the holders of a majority of the outstanding shares of the Company, except to the extent that any such amendment is permitted under the 1940 Act, and the rules and regulations of the SEC thereunder. These terms are identical to those of the Current Agreement.

Termination. The New Agreement may be terminated at any time, without the payment of any penalty, by action of a majority of the directors of the company or by vote of a majority of the outstanding voting shares of the Funds, upon 60 days’ written notice. The New Agreement will immediately terminate in the event of its assignment. These terms are identical to those of the Current Agreement with KAMCO.

Additional Information. KAMCO serves as the Funds’ investment adviser under the Current Agreement with the Company. The Current Agreement became effective for each Fund on November 29, 2015. The Current Agreement was last approved for continuance for a one-year term, through November 30, 2017, for each Fund by the Board, including a majority of the Independent Directors, on November 21, 2016. A discussion of the basis for the Board’s most recent approval of the Current Agreement for each Fund will be available in the Company’s semi-annual report to Shareholders for the fiscal half-year ended March 31, 2017.

If the New Agreement is approved, Keeley-Teton will provide the investment advisory services that are currently provided by KAMCO under the Current Agreement. Keeley-Teton currently does not provide investment management services to other registered funds that have investment objectives similar to those of the Funds, although affiliates of Teton do manage certain funds within the GAMCO fund complex that have investment objectives similar to certain of the Funds.

Interim Advisory Agreement

Pursuant to the terms of the Purchase Agreement, the Closing is conditioned on Keeley-Teton assuming the role of adviser to the Funds. However, it is possible (though not anticipated) that such condition could be waived by the parties. In the unlikely event that such condition is waived and the completion of the Transaction and the termination of the Current Agreement occurs before shareholders of a Fund approve the New Agreement, it is anticipated that such Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Directors) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) with Keeley-Teton, pursuant to which Keeley-Teton would serve as an interim investment adviser to that Fund for up to 150 days following the termination of the Current Agreement.

In approving an Interim Advisory Agreement, the Board, including a majority of the Independent Directors, would need to determine that (1) the scope and quality of services to be provided to each Fund by Keeley-Teton under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided to each Fund by KAMCO under the Current Agreement; (2) the compensation to be received by Keeley-Teton as the interim adviser under the Interim Advisory Agreement is no greater than the compensation that KAMCO would have received under the Current Agreement; and (3) the Interim Advisory Agreement has the same terms and conditions as the Current

Agreement, with the exception of its effective date, termination date and any differences that the Board, including a majority of Independent Directors, considers immaterial. Other provisions of the Interim Advisory Agreement will include:

(i)	the Interim Advisory Agreement terminates upon the earlier of the 150th day following the termination of the Current Agreement or the effectiveness of the New Agreement;

(ii)	the Board or a majority of the outstanding voting securities, as defined in the 1940 Act (a “1940 Act Majority”) of a Fund’s outstanding shares may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to Keeley-Teton as the interim adviser;

(iii)	the compensation earned by Keeley-Teton as the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;

(iv)	if a 1940 Act Majority of a Fund’s outstanding shares approve the New Agreement with respect to the Fund by the end of the 150-day period, then the amount in the escrow account (including interest earned) will be paid to Keeley-Teton as the interim adviser; and

(v)	if a 1940 Act Majority of a Fund’s outstanding shares do not approve the New Agreement with respect to such Fund, then Keeley-Teton as the interim adviser will be paid out of the escrow account the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Board has not yet approved an Interim Advisory Agreement for the Funds and there can be no guarantee that it will do so in the future. In the event that the New Agreement is not approved by each Fund’s shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its shareholders.

Board Consideration and Approval of the New Agreement

At in-person meetings of the Board held on November 21, 2016 and December 8, 2016, the Board, including each Independent Director, considered whether to approve the New Agreement between Keeley-Teton and the Company, on behalf of each Fund. [At the December 8, 2016 meeting, the Board approved the New Agreement and determined to recommend to shareholders that they also approve the New Agreement on behalf of the Fund(s) whose shares they hold.]

Before approving the New Agreement, the Board had requested, and KAMCO, Keeley-Teton and Teton (collectively, the “Transaction Parties”), as applicable, had supplied detailed materials for the Board’s consideration in advance of those meetings, including information about the Transaction and the resulting change in operations from KAMCO to Keeley-Teton. The Board also considered the written responses and associated materials that the Transaction Parties had produced in response to the due diligence request for information that counsel to the Independent Directors had submitted to the Transaction Parties. Moreover, the Board met separately (i) on November 17, 2016 with representatives of Teton and (ii) on November 21, 2016 with representatives of KAMCO to discuss the nature and terms of the Transaction, including its anticipated impact on the operations of the Funds. At those meetings, the Board received a detailed presentation from representatives of Teton about their firm and plans for the management of Keeley-Teton, including the services it proposes to offer to the Funds. During those meetings, the Board had the opportunity to ask those representatives additional questions about the Transaction as it related to the ongoing operations of the Funds. Representatives of Teton, Keeley-Teton and KAMCO responded to those questions from the Board, and discussed, among other things, the strategic rationale for the Transaction and Keeley-Teton’s general plans and intentions regarding the Funds.

Before approving the New Agreement, the Board, including the Independent Directors, evaluated the terms of the New Agreement, reviewed in detail the information provided by the Transaction Parties about the New Agreement, and reviewed a board’s duties and responsibilities when considering whether to approve an advisory contract. The Independent Directors were assisted in their consideration by independent legal counsel, who had provided the Board with a memorandum regarding the legal standards applicable to its review of the New Agreement, including a detailed review of the various factors that the Board should consider as part of its review. Such factors included, among other things: (i) the nature, extent and quality of the services proposed to be provided by Keeley-Teton to each Fund under the New Agreement; (ii) the personnel and operations of Keeley-Teton; (iii) the investment performance of the Funds and the adviser; (iv) the expected profitability to Keeley-Teton under the New Agreement; (iv) information on comparative fees; (v) any “fall-out” benefits to Keeley-Teton (i.e., the ancillary benefits realized due to a relationship with the Funds); and (vi) possible conflicts of interest.

In connection with the Board’s review of the New Agreement, KAMCO and Keeley-Teton advised the Board about a variety of matters, including the following:

•	No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management or other shareholder services; in fact, the greater resources available at Teton and GAMCO presented the possibility of enhanced service quality to the Funds from that which KAMCO was able to provide.

•	No material changes are currently contemplated in the operation of the Funds.

•	The current Amended and Restated Expense Cap Reimbursement Agreement between KAMCO and the Company, dated November 20, 2014, would be continued by Keeley-Teton, under the same terms, for a two-year term following the Closing.

•	All of the key KAMCO investment advisory personnel who currently assist in the management of the Funds are expected to continue to do so after the Transaction as employees of Keeley-Teton, if they choose to become employees of Keeley-Teton.

•	Keeley-Teton has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.

In addition to the information provided by KAMCO and Keeley-Teton as described above, the Board also considered all other factors they believed to be relevant when evaluating the New Agreement, including the following:

•	The reputation, financial strength, and resources of Teton, and the potential benefits to shareholders of the Company from Keeley-Teton becoming investment adviser to the Funds.

•	The terms and conditions of the New Agreement, including that each Fund’s contractual fee rates under the New Agreement will remain the same.

•	The capabilities, resources, and personnel of Keeley-Teton necessary to continue to provide the investment management services currently provided to each Fund, and the transition and integration plans to move management of the Funds to Keeley-Teton.

•	The proposed management fees to be paid by each Fund after the Transaction, which would represent reasonable compensation to Keeley-Teton in light of the services to be provided, the costs to Keeley-Teton of providing those services, economies of scale, and the fees and other expenses paid by similar funds (based on information compiled by Keeley-Teton from an unaffiliated third-party proprietary database).

•	KAMCO’s agreement to pay all expenses of the Funds in connection with this proxy solicitation, and that the Funds will bear no costs in obtaining shareholder approval of the New Agreement.

In considering whether to approve the New Agreement on behalf of the Funds, the Board reviewed various materials, including: (i) a copy of the New Agreement; (ii) information describing the nature, quality and extent of the services that Keeley-Teton expects to provide to the Funds; (iii) information concerning the financial condition, businesses, operations and compliance programs of Teton and Keeley-Teton; and (iv) a copy of Teton’s current Form ADV. In addition, the Board noted that it recently had considered the advisory fees, expenses and performance of the Funds as part of its annual consideration of the Current Agreement, and that the same investment teams are proposed to manage the Funds in the same structure as is currently used.

The Board also considered such other matters that the Directors considered relevant in the exercise of their reasonable judgment. In making its decision to approve the New Agreement, the Board, including the Independent Directors, concluded that the information furnished was sufficient to form a reasonable business judgment for approval of the New Agreement. The following are among the primary factors taken into account by the Board in approving the New Agreement.

Nature, Extent and Quality of Services to be Provided to the Funds. The Board considered the nature, extent, and quality of services that Keeley-Teton expects to provide to each Fund. In connection with the advisory services to be provided to each Fund, the Board noted the significant responsibilities as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; and oversight of general portfolio compliance with relevant law. The Board noted that Keeley-Teton was a new investment adviser with no history; however, it considered that Keeley-Teton would be staffed by current employees of both Teton and KAMCO. The Board then considered Teton’s experience, resources, strengths and prior performance as an investment adviser, including its performance, compliance program and the availability of its personnel to provide information and other services. The Board also noted Keeley-Teton’s procedures to manage potential conflicts of interest and its belief that management of the Funds and other funds and accounts managed by Teton would not present a material conflict of interest.

The Board also considered Keeley-Teton’s personnel and the extent to which they possess the experience to provide competent investment management services to the Funds. The Board noted that the Transaction Parties had emphasized that: (i) they expected that the nature, extent or quality of services that the Funds and their shareholders receive should not materially change because of the Transaction; and (ii) they do not contemplate any material changes in the key investment advisory personnel who oversee the Funds. The Board also considered the financial condition of Teton and Keeley-Teton, and considered information from Teton discussing the Transaction and the financial benefits that the Transaction could provide to Keeley-Teton.

Based on its consideration and review of the foregoing information, including Keeley-Teton’s representation that no materially adverse changes to the nature, quality and extent of services provided to the Funds are expected as a result of the Transaction, the Board determined that the Funds would likely benefit from the nature, quality and extent of such services to be provided by Keeley-Teton, as well as Keeley-Teton’s ability to render such services based on its experience, personnel, operations and resources.

Investment Performance of the Funds and Keeley-Teton. The Board noted that it recently had considered the investment performance of the Funds and was advised that the same portfolio management team at KAMCO would continue to manage the Funds at Keeley-Teton following the Closing.

The Board concluded that the Transaction would not adversely affect the Funds’ investment performance because Keeley-Teton does not anticipate the Funds’ expenses will increase or that their investment styles will materially change. The Board also concluded that Teton’s experience in managing mutual funds – in particular small-cap and mid-cap equity funds – along with Keeley-Teton’s desire to retain the key investment advisory personnel of KAMCO who currently assist in the management of the Funds, demonstrated that Keeley-Teton has the ability to successfully manage the Funds.

Comparative Fees to be Charged to the Funds. Because the fee structure was proposed to be identical to the current arrangements and because the Board recently had examined the Funds’ current fees as compared to the contractual advisory fees of other open-end management investment companies having similar investment objectives and strategies (the “Peer Group”), the Board did not re-examine Peer Groups. Noting that Keeley-Teton did not manage any other 1940 Act products, the Board nevertheless considered and compared the Funds with the fees of funds managed by Teton and its affiliates.

The Board noted that it had just recently considered the appropriateness of the advisory fees and expense ratios of the Funds under the New Agreement (which is the same as under the Current Agreement) compared to the advisory fees and net expense ratios of the funds in each Fund’s Peer Group. The Board also received information regarding the costs, including operational costs to be borne by Keeley-Teton, and expected profitability of Keeley-Teton in connection with serving as adviser to each Fund. The Board also noted Keeley-Teton’s agreement to waive its advisory fees and assume certain expenses under an expense cap arrangement similar to that currently in place for the Funds with KAMCO, such that the Transaction would not alter the amount of the Funds’ currently effective expense limitations and reimbursements.

After considering all of this information, and in light of the nature, quality and extent of services expected to be provided by Keeley-Teton, the Board concluded that the level of fees to be paid to Keeley-Teton with respect to each Fund is fair and reasonable.

The Board also noted that Keeley-Teton has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing. The Board considered the fact that the fee waivers and expense reimbursements under the new expense cap agreement would be kept in place for a period of two years after the Closing.

Management Profitability, Economies of Scale and Fall-Out Benefits. The Board considered Keeley-Teton’s projected profitability from managing the Funds, the extent to which economies of scale would be realized as each Fund grows, and whether fee levels would reflect such economies of scale.

The Board discussed with the representatives from Teton the expected costs to be incurred by Keeley-Teton in rendering services to the Funds, and the projected profitability of Keeley-Teton in connection with its service as investment adviser to each Fund, including operational costs, but excluding costs related to the Transaction or for marketing. The Board acknowledged Keeley-Teton’s willingness to waive fees under a new expense cap agreement to cap the costs paid by the applicable Funds’ shareholders, and the effect of such commitment on Keeley-Teton’s expected profitability, based on information presented to the Board. The Board noted that each Fund has breakpoints in place that have the effect of lowering the Fund’s expenses as assets increase, and that such breakpoints would remain part of the terms of the New Agreement. The Board concluded that the expected profitability of Keeley-Teton was reasonable for the Funds in relation to the performance and asset sizes of the Funds.

The Board also considered that Keeley-Teton may experience reputational and other “fall-out” benefits (i.e., benefits to affiliates of Keeley-Teton) based on the success of the Funds, but that such benefits were not likely to result in an “unfair burden” to the Funds.

Conclusion. No single factor was determinative to the decision of the Board to approve the New Agreement. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the advisory fee rates under the New Agreement were reasonable in relation to the services expected to be provided by Keeley-Teton to each Fund, as well as the expected costs incurred and benefits gained by Keeley-Teton in providing such services. The Board concluded that the Transaction would not result in an increase in advisory fee rates or net expense ratios, and was not expected to result in a decrease in the quality or quantity of services provided to the Funds, or impose an “unfair burden” on the Funds. The Board further concluded that, after the Transaction, Keeley-Teton will have the capabilities, resources, and personnel necessary to provide the investment management services currently provided by KAMCO. As a result, the Board concluded that the approval of the New Agreement between Keeley-Teton and the Company, on behalf of each Fund, is in the best interests of each Fund.

Information about KAMCO and Keeley-Teton

KAMCO is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with its principal executive office located at 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604. In addition to serving as investment adviser to the Funds, KAMCO provides portfolio management services to other pooled investment vehicles. As of October 31, 2016, KAMCO had approximately $2.4 billion in assets under management.

Keeley-Teton is a newly-created investment adviser registered under the Advisers Act with its principal executive office located at 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604. In addition to seeking to serve as investment adviser to the Funds, Keeley-Teton also intends to provide portfolio management services to other pooled investment vehicles. Keeley-Teton is newly registered and has no assets under management.

Keeley-Teton is a Delaware limited liability company and a wholly-owned subsidiary of Teton. Teton is a registered investment adviser affiliated with GAMCO. Directly and through its third-party intermediaries, Teton offers funds and separately managed accounts to individuals and institutions. Teton provides advisory services to seven mutual funds in the TETON Westwood fund complex. As of September 30, 2016, Teton had approximately $1.5 billion in assets under management. Teton is located at One Corporate Center, Rye, New York 10580.

Executive Officers. The following table lists the name, principal occupation and address of the current principal executive officers of KAMCO and Keeley-Teton:

KAMCO
Name	Principal Occupation	Address

Brien O’Brien	Executive Chairman	Keeley Asset Management Corp. 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Kevin M. Keeley	President	Keeley Asset Management Corp. 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Robert M. Kurinsky	Secretary, Treasurer, Chief Financial Officer and General Counsel	Keeley Asset Management Corp. 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Deanna Marotz	Chief Compliance Officer	Keeley Asset Management Corp. 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Following the close of the Transaction, it is anticipated that Brien O’Brien will not be an employee or officer of Keeley-Teton. The officers of that entity are as follows:

Keeley-Teton
Name	Principal Occupation (1)	Address

Kevin M. Keeley	Executive Chairman	Keeley-Teton Advisors, LLC 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Robert Kurinsky	President and Chief Operating Officer	Keeley-Teton Advisors, LLC 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

Nicholas F. Galluccio	Managing Director	Keeley-Teton Advisors, LLC One Corporate Center Rye, New York 10580

Michael Mancuso	Treasurer	Keeley-Teton Advisors, LLC One Corporate Center Rye, New York 10580

Deanna Marotz	Chief Compliance Officer	Keeley-Teton Advisors, LLC 111 West Jackson Blvd., Suite 810 Chicago, IL 60604

(1)	Each executive officer of Keeley-Teton will not begin that position until after the Closing.

Other Important Information

Advisory Fees. For the fiscal year ended September 30, 2016, each Fund paid KAMCO the advisory fees set forth below, and each Fund’s advisory fee rate was a percentage of its average daily net assets as set forth below.

Fund	Advisory Fees Paid to KAMCO	Advisory Fee Rate (as a % of average daily net assets)
KEELEY Small Cap Value Fund	$12,357,551	0.98%
KEELEY Small Cap Dividend Value Fund	$1,076,211	1.00%
KEELEY Small-Mid Cap Value Fund	$1,778,933	1.00%
KEELEY Mid Cap Dividend Value Fund	$687,117	1.00%
KEELEY All Cap Value Fund	$743,747	1.00%

Brokerage Commissions. KIC currently serves as the Funds’ distributor. For the year ended September 30, 2016, each Fund paid KIC the brokerage commissions set forth in the table below. The table also includes information setting forth the percentage of brokerage commissions paid to KIC out of all commissions paid by each Fund during that fiscal year.

Fund	Amount of Brokerage Commissions Paid to KIC	% of Brokerage Commissions Paid to KIC
KEELEY Small Cap Value Fund	$435,850	[	]%
KEELEY Small Cap Dividend Value Fund	$19,188	[	]%
KEELEY Small-Mid Cap Value Fund	$17,378	[	]%
KEELEY Mid Cap Dividend Value Fund	$1,135	[	]%
KEELEY All Cap Value Fund	$36,568	[	]%

Shareholder Servicing. The Company has retained KIC to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”) to perform shareholder servicing activities. Under the Shareholder Servicing Agreement, the Company pays KIC a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board, including the vote of a majority of the Independent Directors. For the fiscal year ended September 30, 2016, KIC received the following payments pursuant to the Shareholder Servicing Agreement.

Fund	Shareholder Servicing Fees Paid to KIC
KEELEY Small Cap Value Fund	$630,975
KEELEY Small Cap Dividend Value Fund	$53,811
KEELEY Small-Mid Cap Value Fund	$88,947
KEELEY Mid Cap Dividend Value Fund	$34,356
KEELEY All Cap Value Fund	$37,187

Required Vote

Approval of this proposal with respect to a Fund requires a 1940 Act Majority of the outstanding voting securities of the corresponding Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

Shareholders of each Fund will vote separately with respect to the Proposal; therefore, the approval of the Proposal by one Fund is not contingent on the approval of the Proposal by any other Fund. If the shareholders of a Fund do not approve the Proposal, the Board will consider other possible courses of action for the Fund, which may include entering into an Interim Advisory Agreement with Keeley-Teton pursuant to Rule 15a-4 under the 1940 Act.

If the shareholders of a Fund approve the Proposal, then the New Agreement will not become effective until the Closing. If the Transaction is not completed, then the Current Agreement will remain in effect. Even if shareholders of a Fund do not approve the proposal, the Transaction could still close, resulting in the termination of the Current Agreement with KAMCO for that Fund. While an interim advisory agreement could be utilized for such a Fund for a certain period of time, a Fund that has not approved the proposal may be liquidated.

Recommendation of the Board

The Board unanimously recommends that the shareholders of each Fund vote FOR this Proposal.

PROPOSAL 2

TO APPROVE A NEW 12b-1 PLAN OF DISTRIBUTION FOR THE COMPANY

Introduction

At the Meeting, Class A shareholders of each Fund will be asked to approve a new Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “New 12b-1 Plan”) with respect to Class A shares of their Fund. Under the proposed New 12b-1 Plan, Class A shares of each Fund would be charged a distribution fee at the annual rate of up to 0.25% of the average daily net assets of the class. The distribution fee would be paid to the proposed new distributor of the Funds, G.distributors, for services related to the distribution of the Funds’ Class A shares. A form of the New 12b-1 Plan is set forth in Appendix F.

At an in-person meeting of the Board held on December 8, 2016, the Directors, including the Independent Directors, who have no direct or indirect financial interest in the operation of the New 12b-1 Plan or in any related agreement, approved the New 12b-1 Plan for each Fund and recommended that each Fund’s shareholders approve the New 12b-1 Plan.

Background

KIC is the current underwriter for each Fund and has served continuously in that capacity since each Fund’s inception. KIC currently provides certain distribution services (as permitted pursuant to Rule 12b-1 under the 1940 Act) to the Funds pursuant to the terms of an amended and restated Distribution Plan, dated November 6, 2007, as amended November 20, 2014 (the “Current Distribution Plan”). Since then, the Board, including the Independent Directors, has approved annually the continuation of the Current Distribution Plan on behalf of each Fund. At an in-person meeting of the Board held on November 21, 2016, the Board most recently approved the continuation of the Current Distribution Plan for a one-year period through November 30, 2017.

However, pursuant to the Transaction between the Sellers and Keeley-Teton, it is contemplated that the distributor for the Funds will change from KIC to G.distributors, an affiliate of Teton and a distributor of certain Teton-advised mutual funds. In addition, the way in which the Funds will pay the distributor for distribution services are proposed to change; as described more fully below, the New 12b-1 Plan uses a compensation-based model, whereas the Current Distribution Plan follows a reimbursement-based model. Approval of the New 12b-1 Plan with G.distributors requires shareholder approval.

Rule 12b-1 Under the 1940 Act

Rule 12b-1 permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements and conditions set out in Rule 12b-1. Rule 12b-1 requires the formulation of a written plan with respect to the payment of distribution expenses, and also requires that all agreements relating to implementation of such plan be in writing. A Rule 12b-1 plan and any related agreements initially must be approved by a vote of the board of directors of a mutual fund, and also by vote of the directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan or any related agreements, cast in person at a meeting called for the purpose of voting on such plans or agreements. A Rule 12b-1 plan may be approved only if the directors conclude, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under the 1940 Act, that a reasonable likelihood exists that the Rule 12b-1 plan will benefit the mutual fund and its shareholders. A Rule 12b-1 plan also initially must be approved by a vote of at least a majority of the outstanding voting securities of a mutual fund if it is adopted after the relevant share class is offered to the public.

A Rule 12b-1 plan or any related agreement may continue in effect for more than one year from the date of its adoption or execution only if such continuation is approved at least annually by the board of directors in the manner required for its initial approval. Rule 12b-1 also requires that all material amendments of a Rule 12b-1 plan must be approved by the board of directors in the manner described above for initial approval of such plan, and that a Rule 12b-1 plan may not be amended to increase materially the amounts that may be expended without the approval of the holders of a majority of the outstanding voting securities of the applicable class of shares.

Rule 12b-1 plans may be fashioned as either compensation-based or reimbursement-based plans. In a typical compensation-based 12b-1 plan, a fund’s distributor receives service and/or distribution payments that are based on a percentage of the fund’s average daily net assets. The distributor, in turn, pays the expenses of servicing and/or distributing fund shares. Because the amount the fund pays to the distributor is not directly related to the services provided, the distributor in any given year may receive additional compensation or suffer a shortfall, depending on the amount actually spent for service and/or distribution. By contrast, in a typical reimbursement-based 12b-1 plan, the maximum amount of fund assets that can be spent for service and/or distribution in any given year is determined by use of a formula based on a percentage of net sales or average daily net assets. However, a fund’s distributor may actually incur expenses for servicing and/or distributing fund shares in that year that substantially exceed the maximum amount payable under the plan. When this happens, the excess expenses may be “carried forward,” with the expectation that the distributor will be reimbursed out of payments made under the fund’s 12b-1 plan in future years when the actual service and/or distribution expenses incurred are less than the maximum set under the plan. Additionally, since the distributor advances the cost of servicing and/or distributing fund shares, the amount carried forward may also include an interest or finance charge.

Description of the New 12b-1 Plan

The terms of the New 12b-1 Plan are substantially similar to the those of the Current Distribution Plan, except for the change in underwriter from KIC to G.distributors and the change in payment structure from a reimbursement-based plan to a compensation-based plan. The New 12b-1 Plan is set forth in Exhibit F. The following description of the New 12b-1 Plan is only a summary and is qualified in its entirety by reference to Exhibit F.

Services. The New 12b-1 Plan provides that each Fund is authorized to pay the distributor a distribution fee for distribution-related services provided with respect to the Fund’s shares. Although it is the Board’s role to determine what activities are to result in the sale of Class A shares of the Funds, the New 12b-1 Plan delineates certain activities that are declared to be intended to result in the sale of Class A Shares, including: (i) advertising the Class A Shares or a Fund’s investment adviser’s mutual fund activities; (ii) compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of Class A Shares or for providing services to shareholders of the Fund relating to their investment in the Class A Shares; (iii) the production and dissemination of prospectuses (including statements of additional information) of the Funds and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; (iv) the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board; and (v) profit to the Distributor and its affiliates arising out of their provision of shareholder services. These proposed services are substantially similar to those that KIC provides under the Current Distribution Plan.

Expenses. Under the Current Distribution Plan, the Company pays directly or reimburses the Distributor monthly for such costs, expenses or payments at an annual limit of 0.25% of the Company’s average daily net assets with respect to each Fund. Such payment may be made monthly based on average daily net assets, and from month to month may exceed the amount of actual expenses subject to reimbursement, provided that as of the end of any fiscal year of a Fund, the amount so paid shall not exceed the annual limit. To the extent that amount is not sufficient to reimburse the distributor for all of such costs with respect to any one Fund, the unreimbursed amount may be carried forward and paid by that Fund in a subsequent year. However, any amount by which the total annual reimbursement of distribution costs and expenses for any Fund is less than the annual limit of 0.25% of the Fund’s average daily net assets in any given year shall not be carried over or applied to the amount of distribution costs and expenses that may be reimbursed in a subsequent year. The distributor also may receive and retain brokerage commissions with respect to portfolio transactions for the Company to the extent not prohibited by the 1940 Act.

The New 12b-1 is identical to the Current Distribution Plan in some respects, but differs in others with regard to expenses. Similar to the Current Distribution Plan, the New 12b-1 Plan states that each Fund will pay to the Distributor, as distribution payments in connection with the distribution of Class A Shares, an aggregate amount at a rate of 0.25% per year of the average daily net assets of the Class A Shares. Like the Current Distribution Plan, such payments shall be accrued daily and paid monthly in arrears (or shall be accrued and paid at such other intervals as the Board shall determine). However, unlike the Current Distribution Plan, the New 12b-1 Plan does not provide for any reimbursement or for any carried forward amount. If Class A shareholders of a Fund approve this proposal, the New 12b-1 Plan, as to that Fund, will not contain the reimbursement elements present in the Current Distribution Plan; rather, it will be compensation based. In addition, any excess expenses that have been “carried forward” under the Current Distribution Plan will be extinguished.

Term. The New 12b-1 Plan will not become effective with respect to a Fund until it has been approved by a vote of at least a majority of the Class A shares of that Fund. The New 12b-1 Plan will continue in effect for a period of more than one year after its initial approval only so long as that continuance is specifically approved at least annually by a vote of the Board of Directors of the Company, including a majority of the Independent Directors, who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for such purpose. These terms are similar to those of the Current Distribution Plan with KIC.

Amendment. The Current Distribution Plan may be amended at any time by the Board of Directors of the Company, provided that (a) such vote includes a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Current Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose, and (b) any amendment to increase materially the costs which the Company may allocate to Class A shareholders of a Fund for distribution pursuant to the Current Distribution Plan shall be effective only upon approval by a vote of a majority of the outstanding Class A voting securities of the Fund.

The New 12b-1 Plan has similar terms. It may be amended only by vote of a majority of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the New 12b-1 Plan or any agreements related to it cast in person at a meeting called for such purpose. Likewise, any amendment to increase the maximum level of payments permitted under the New 12b-1 Plan is not permitted unless approved by both the Board of Directors (including a majority of Independent Directors) and a majority of the Class A shares of the Funds.

Termination. The New 12b-1 Plan shall continue in effect so long as such continuance is specifically approved at least annually as discussed above. The New 12b-1 Plan may be terminated at any time with respect to a Fund by vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such termination, or by a vote of at least a majority of the Class A shares of that Fund. These terms are similar to those of the Current Distribution Plan with KIC.

Fees and Expenses

As stated above, pursuant to the New 12b-1 Plan, each Fund shall pay the distributor monthly for such costs, expenses or payments at an annual limit of 0.25% of such Fund’s average daily net assets. No Fund’s total expenses are expected to increase if shareholders approve this proposal. The fees charged under the Current Distribution Plan with KIC are expected to be the same as in the New 12b-1 Plan with G.distributors.

For the fiscal year ended September 30, 2016, pursuant to the Current Distribution Plan, each Fund paid to KIC the 12b-1 fees set forth below, listed in the aggregate as well as a percentage of each Fund’s average net assets during the year.

Fund	Distribution Fees Paid to KIC	Distribution Fee Rate (as a % of average net assets)
KEELEY Small Cap Value Fund	$42,854	0.25%
KEELEY Small Cap Dividend Value Fund	$2,940	0.25%
KEELEY Small-Mid Cap Value Fund	$4,578	0.25%
KEELEY Mid Cap Dividend Value Fund	$3,189	0.25%
KEELEY All Cap Value Fund	$6,572	0.25%

Board Consideration of the 12b-1 Plan

The Board, including the Independent Directors, considered the proposal to adopt the New 12b-1 Plan at an in-person meeting held on December 8, 2016. In connection with their deliberations, management discussed the New 12b-1 Plan with the Directors , who had the opportunity to discuss with management the reasons for adopting the New 12b-1 Plan. In approving the New 12b-1 Plan and determining to submit it to shareholders for approval, the Board concluded that there was a reasonable likelihood that the New 12b-1 Plan would benefit the Funds and their shareholders. In reaching this conclusion, the Board considered, among other things, the following: (1) that the Current Distribution Plan had been effective for the Funds, and that the terms of the New 12b-1 Plan were anticipated to be substantially similar, except for the change in distributor and the change from a reimbursement model to a compensation model; (2) the level and quality of distribution and shareholder services that the Funds will receive under the New 12b-1 Plan, including that such distribution and services were not expected to change materially between KIC and G.distributors; (3) the amounts to be expended under the New 12b-1 Plan, which were expected to remain substantially unchanged, including that the maximum fee rates payable for Class A shares under both plans are the same; (4) the extent to which the potential benefits of the New 12b-1 Plan could outweigh its costs; (5) the likelihood that the New 12b-1 Plan would succeed in producing such potential benefits; and (6) that each Fund’s overall total operating expense ratio would not be impacted by the New 12b-1 Plan.

The Board also considered the extent of the carryforward amounts that KIC has been recording under the Current Distribution Plan (but for which it had never been reimbursed by the Funds), and determined that, in contrast, the ease of administration that would result from a compensation-based plan would benefit shareholders over time. Lastly, the Board also considered the provision of a mechanism to pay third-party distributors of the Funds as part of an ongoing effort to increase the Funds’ asset base, which, if the New 12b-1 Plan were to lead to greater distribution and promotion of the Funds, could potentially lead to growth in the Funds’ assets. Such growth could result in various efficiencies which could, in turn, potentially reduce the overall expense ratios of the Funds.

Based upon its evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that there was a reasonable likelihood that the New 12b-1 Plan would benefit the Funds and their shareholders. In arriving at a decision to approve the New 12b-1 Plan, the Board did not identify any single factor or group of facts as all-important or controlling, but considered all factors together, and each Independent Directors may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

Required Vote

Approval of this proposal with respect to a Fund requires the affirmative vote of a 1940 Act majority of the outstanding voting securities of the corresponding Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

Shareholders of each Fund will vote separately with respect to the Proposal; therefore, the approval of the Proposal by one Fund is not contingent on the approval of the Proposal by any other Fund. If the shareholders of a Fund do not approve the Proposal, the Board will take such action as it deems to be in the best interest of such Fund and its shareholders, and may consider other alternatives, including continuing to operate the Fund without a 12b-1 plan. The approval of the New 12b-1 Plan by one Fund is not contingent its approval by the other Funds. If the shareholders of a Fund approve the Proposal, then the New 12b-1 Plan will not become effective until the Closing. If the Transaction is not completed, then the Current Distribution Plan will remain in effect.

Recommendation of the Board

The Board unanimously recommends that the shareholders of each Fund vote FOR this Proposal.

PROPOSAL 3

TO ELECT DIRECTORS TO THE BOARD OF THE COMPANY

Introduction

The Company is governed by a Board, which has oversight responsibility for the management of each Fund’s business affairs. Directors establish procedures and oversee and review the performance of the investment adviser, distributor, and others who perform services for the Company.

The Board currently is composed of five Directors, four of whom (Laura D. Alter, John Freund, Jerome J. Klingenberger and Sean Lowry) are Independent Directors, and one of whom (Brien O’Brien) is an interested person of the Company because of his position as Executive Chairman of KAMCO.

In light of the Transaction, the Board has considered altering the current composition of the Board by replacing some existing directors with new directors who are affiliated with Teton, or that currently serve as members of the boards of directors or trustees for certain other funds managed by Teton or one of its affiliates. Therefore, this Proposal asks shareholders of the Funds to elect the following nine nominees (each, a “Nominee”) to the Board: Laura D. Alter, Anthony S. Colavita, James P. Conn, Nicholas F. Galluccio, Jerome J. Klingenberger, Kevin M. Keeley, Sean Lowry, Michael J. Melarkey and Kuni Nakamura. If the Nominees are elected, and the Transaction is completed, the Nominees would take office upon the Closing. At such time, it is expected that Messrs. Freund and O’Brien, the two current Directors who are not up for election, would tender their resignations. Except for Mr. Galluccio and Mr. Keeley, all of the Nominees, if elected, will be Independent Directors. Mr. Galluccio is considered an “interested person” of the Company because of his role as President and Chief Executive Officer of Teton, and Mr. Keeley is considered an “interested person” of the Company because of his role as Executive Chairman of Keeley-Teton.

As noted above, Ms. Alter and Messrs. Klingenberger and Lowry currently serve as directors of the Company. Although those three Nominees currently serve as Board members, the Board has nominated them for election alongside the other five Nominees. The 1940 Act requires that at least two-thirds of the members of the Board be elected by shareholders. Therefore, by electing all nine Nominees at this Meeting, rather than just the six new Nominees, shareholders will provide the Board with the flexibility necessary to appoint new members, in its discretion, to fill any vacancies as they arise in the future and reduce the likelihood that the Company will need to undergo another proxy solicitation relating to Board composition, subject to the conditions of the 1940 Act, in the near future.

The Board has determined that the number of nominees nominated for election is appropriate to oversee the Funds. Each of the Nominees has consented to be named as such in this Proxy Statement and, if elected by shareholders, to serve as a director on the Board for an indefinite term, until his or her respective successor is duly elected and qualified.

Information about the Nominees

The Nominees who, if elected, would qualify as Independent Directors (“Independent Director Nominees”) are set forth in the table below. The table includes additional information about each Independent Director Nominee, including his or her term of office and length of time served (if elected), principal business occupations during at least the past five years, the number of portfolios each will oversee in the Fund Complex (which includes all U.S. registered investment management companies for which Keeley-Teton or its affiliates currently serves – or proposes to serve – as an investment adviser) and other directorships he or she holds, if any. The following information is as of October 1, 2016, unless otherwise indicated.

Independent

Director Nominees

Age as of December 31, 2015	Position(s) To Be Held with Each Fund (If Elected)	Term of Office and Length of Time Served (If Elected)	Principal Occupation(s) During the Past Five Years	Number of Portfolios To Be Overseen in Fund Complex	Other Directorships Held Outside Fund Complex

Laura D. Alter Age: 55	Director	Since 2014	Retired since 2010; previously, Managing Director and, Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	5	None

Anthony S. Colavita (2) Age: 55	Director	Since 2017	Attorney, Anthony S. Colavita, P.C. (1988-present).	9	None

James P. Conn Age: 78	Director	Since 2017	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	27	None

Jerome J. Klingenberger Age: 60	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	5	None

Sean Lowry Age: 62	Director	Since 1999	Retired since 2015; formerly, Executive Vice President, Pacor Mortgage Corp. (1992-2015)	5	None

Michael J. Melarkey Age: 66	Director	Since 2017	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	13	Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Age: 48	Director	Since 2017	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	24	None

The Nominees who, if elected, would be “interested” directors (the “Interested Director Nominees”) of the Company, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex that the Interested Director Nominees will oversee (if elected) and the other directorships that they hold, if any, are shown in the tables below. The following information is as of October 1, 2016, unless otherwise indicated.

Interested

Director Nominees

Age as of December 31, 2015	Position(s) To Be Held with each Fund	Term of Office and Length of Time Served (If Elected)	Principal Occupation(s) During the Past Five Years	Number of Portfolios To Be Overseen in Fund Complex	Other Directorships Held Outside Fund Complex

Nicholas F. Galluccio (3) Age: 66	Director	Director since 2017	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW).	5	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies

Kevin M. Keeley (4) Age: 49	Director and President	President since 2015; Director since 2017	President (since 2015) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).	5	Director, Keeley Family Foundation

The executive officers of the Company, positions held with each Fund, their terms of office and length of time served and their principal business occupations during at least the past five years are shown in the tables below. Officers of the Company are appointed by the Board and serve at the pleasure of the Board. [In connection with the Transaction, the Board expects to appoint certain new officers of the Company who currently serve as officers to other funds in the TETON Westwood fund complex to take office upon Closing.] The following information is as of October 1, 2016, unless otherwise indicated.

Officers

Age as of December 31, 2015	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years

Kevin Chin Age: 51	Vice President	Since 2015	Chief Investment Officer of Keeley Asset Management Corp. (since 2015); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (since 2013); previously, Senior Vice President, Portfolio Manager of Cramer Rosenthal McGlynn (1989-2012).

Robert Kurinsky Age: 44	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007; Secretary since 2006; Chief Legal Officer since 2008	Treasurer and Secretary of Joley Corp.; Treasurer and Secretary of Keeley Holdings, Inc.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.

Deanna Marotz Age: 51	Chief Compliance Officer	Since 2015	Chief Compliance Officer of Keeley Asset Management Corp. (since 2015) and Keeley Investment Corp. (since 2015); previously, Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2008-2015).

The business address of the Directors and officers is 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.

(1)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.
(2)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Fund Complex.
(3)	Nicholas F. Galluccio, if elected by shareholders, would be considered an interested person of the Company because of his position as President and Chief Executive Officer of Teton.
(4)	Kevin M. Keeley, if elected by shareholders, would be considered an interested person of the Company because of his position as Executive Chairman of Keeley-Teton.

Board, Committee and Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and its shareholders by providing oversight of the management of Funds, including oversight of the duties performed by the adviser for the Funds under the investment advisory agreement for each Fund. The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Company’s fiscal year ended September 30, 2016, the Board held seven meetings.

The Board has established three standing committees: an Audit Committee, a Nominating and Governance Committee and an Executive Committee. Listed below are the current members of each committee; however, if elected to the Board, the Nominees will consider the composition of these committees after the Closing. Each committee is described briefly below.

The Audit Committee currently consists of Ms. Alter, Mr. Freund and Mr. Klingenberger. The Board has adopted a written charter of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the Funds’ accounting and financial reporting policies and practices, the Company’s internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the financial statements of each of the Funds and the independent audits thereof; (iii) act as liaison between the Company’s independent registered public accountants and the Board; and (iv) pre-approve the scope of the audit and non-audit services that the Company’s independent registered public accountants provide to the Company. During the Company’s fiscal year ended September 30, 2016, the Audit Committee met four times.

The Nominating and Governance Committee currently consists of Ms. Alter, Mr. Freund, Mr. Lowry and Mr. Klingenberger. The Board has adopted a written charter of the Nominating and Governance Committee, a copy of which is set forth in Appendix C. The Nominating and Governance Committee has the responsibility, among other things, to: (i) review in the first instance, and make recommendations to the Board regarding, any investment advisory agreement relating to the Funds, as well as any Rule 12b-1 plan of the Funds and any related agreement; (ii) identify and recommend individuals for Board membership; and (iii) evaluate candidates for Board membership. The Nominating and Governance Committee may consider a number of factors in evaluating Board candidates, including a candidate’s background, skills, experience and ability to carry out the responsibilities of the Board. The Nominating and Governance Committee generally believes that diversity of backgrounds, skills and experience benefits the Board, but it has not adopted a formal policy in this regard. The Board will consider recommendations for directors from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Company (to the attention of the Chairman of the Nominating and Governance Committee). During the Company’s fiscal year ended September 30, 2016, the Nominating and Governance Committee met five times.

The Board also has established an Executive Committee. Ms. Alter and Mr. Klingenberger currently serve as the members of the Executive Committee. The Executive Committee has the authority to take actions on behalf of the Board in between Board meetings, with such actions being subject to the ratification of the full Board at the next scheduled meeting. During the fiscal year ended September 30, 2016, the Executive Committee did not meet.

Mr. Klingenberger, one of the Independent Directors, currently serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Directors, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Directors for matters pertaining to their respective Committee.

The Board believes that its current leadership structure is appropriate in light of the size of the Company and the nature of its business, and is consistent with industry practices. In particular:

•	Board Composition. The Board believes that having a majority of its Directors qualify as Independent Directors is appropriate and in the best interest of the Company’s shareholders. Nevertheless, the Directors also believe that an interested person on the Board brings a corporate and financial viewpoint that is, in the Board’s view, a crucial element in the Directors’ decision-making process.

•	Nominating and Governance Committee. The Directors believe that a standing committee composed exclusively of Independent Directors helps to prevent the occurrence of conflicts of interests and allows those Directors to engage in a candid discussion on, among other things, the performance of the adviser outside the presence of management.

•	Executive Committee. The Board believes that an executive committee allows the Board to act expeditiously when the delay for obtaining authorization from the full Board could cause the Company to miss business opportunities. The fact that (i) the members of the Executive Committee are exclusively Independent Directors, and (ii) any action taken by the Executive Committee must be ratified by the full Board at the following meeting, is designed to ensure that the Executive Committee acts in the best interest of the shareholders and in the absence of conflicts of interests.

Board Oversight of Risks

Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser in connection with the management and operations of a Fund, as well as their associated risks.

The Board has not established a standing risk committee. Rather, the Board requires KAMCO to report to the Board, on a regular and as-needed basis, on actual and possible risks to the Company as a whole. KAMCO reports to the Board on the various elements of risk that have affected, or that may affect, the business of the Company, including investment risk, credit risk, liquidity risk and operational risk, as well as the overall business risk relating to the Funds, including based upon industry norms.

Under the oversight of the Board, the Company, KAMCO and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from KAMCO, other service providers, the Company’s independent registered public accounting firm, and counsel to the Funds and Independent Directors to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including performance and investment practices, valuation of portfolio securities and compliance.

Additionally, the Board has appointed a Chief Compliance Officer (“CCO”), who reports directly to the Board’s Independent Directors and who provides presentations to the Board at its quarterly meetings, in addition to presenting an annual report to the Board in accordance with the Funds’ compliance policies and procedures and the rules under the 1940 Act. The CCO regularly discusses the relevant risk issues affecting the Company during private meetings with the Independent Directors. The CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in-between Board meetings in case any problems arise relating to the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

Compensation of Directors

Each Independent Director receives an annual retainer of $50,000, as well as $2,500 from the Company for each meeting that he or she attends in person and $1,500 for each meeting that he or she attends telephonically. The Board Chair receives an additional fee equal to 50% of the Directors’ annual retainer and per meeting fee from the Company. Each Independent Director also will receive $25,000, payable by KAMCO, in connection with his or her attendance at all meetings in connection with their consideration of the proposals presented by the Transaction. Directors do not receive any pension or retirement plan benefits from the Company. If elected, the Interested Director Nominee would not receive any compensation from the Funds for his service as a director.

The Board has adopted a Deferred Compensation Plan, which enables each Independent Director to defer payment of all or a portion of the annual fees received from the Funds for service on the Board. Under the Deferred Compensation Plan, the amount of compensation deferred by an Independent Director is periodically adjusted as though an equivalent amount of compensation had been invested in shares of one or more of the Funds selected by the Independent Director. The amount paid to the Independent Director under the Deferred Compensation Plan will be determined based upon the amount of compensation deferred and the performance of the selected Fund(s).

The table below shows the compensation paid to the directors and Nominees for the Company’s fiscal year ended September 30, 2016.

Name of Person, Position (if elected)	Aggregate Compensation from the Funds (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors
Laura D. Alter, Director	$78,000	None	None	$78,000
Anthony S. Colavita, Director Nominee (2)	None	None	None	None
James P. Conn, Director Nominee (2)	None	None	None	None
John Freund, Director (4)	$50,667	None	None	$50,667
Nicholas F. Galluccio, Director Nominee (2), (3)	None	None	None	None
Kevin M. Keeley, Director Nominee (2), (3)	None	None	None	None
Jerome J. Klingenberger, Director and Chairperson	$117,000	None	None	$117,000
Sean Lowry, Director	$78,000	None	None	$78,000
Michael J. Melarkey, Director Nominee (2)	None	None	None	None
Kami Nakamura, Director Nominee (2)	None	None	None	None
Brien O’Brien, Director (3), (4)	None	None	None	None

(1)	“Aggregate compensation from the Funds” includes fees and amounts deferred, if any, under the Deferred Compensation Plan for Independent Directors (the “Deferred Compensation Plan”) described below.
(2)	Currently does not serve as a Director of the Funds; therefore, he did not receive any compensation from the Funds during the most recent fiscal year.
(3)	Director or director nominee who is, or would be (if elected), considered an “interested person” of the Funds.
(4)	Director who is resigning and is not nominated for election by shareholders.

Selection of Nominees for Director

The Board’s Nominating and Governance Committee makes recommendations and considers shareholder recommendations for nominations for Board members. The Nominating and Governance Committee also periodically reviews Independent Director compensation. The Nominating and Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Funds’ investment adviser and other principal service providers.

The Nominating and Governance Committee met on December 8, 2016 to evaluate candidates for positions on the Board, including evaluating the Nominees’ qualifications for Board membership and their independence from KAMCO, Keeley-Teton and their respective affiliates and other Fund service providers, as well as such other information as the Nominating and Governance Committee deemed relevant to its considerations. The Nominating and Governance Committee recommended the Nominees for nomination, and at their meeting on December 8, 2016 the Independent Directors, and the full Board voting separately, approved submitting the nomination of each of the Nominees to the shareholders of the Company.

Experience, Qualifications and Attributes

As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending Board candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of candidates and the candidates’ expected contributions to the Board. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director contribute to the Board’s diversity of experiences and bring a variety of complementary skills. It is the directors’ belief that this allows the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Company’s shareholders. The following summary outlines each Nominee’s experience, qualifications, attributes and skills that led to the Board’s conclusion that each Nominee should serve as a director of the Funds.

Independent Director Nominees

Laura D. Alter

Ms. Alter has more than 25 years of experience in the investment management industry. She previously served as the Senior Partner and Managing Director of Fixed Income for Harris Investments. Prior to her work with Harris, she was a senior portfolio manager for another investment management firm. Ms. Alter holds a BA from Northwestern University and an MBA from the University of Chicago. The Board concluded that Ms. Alter is suitable to act as director of the Funds because of her experience as a current member of the Board, as well as because of her academic background and her extensive investment management experience.

Anthony S. Colavita

Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. Mr. Colavita serves on the boards of other funds in the Fund Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption and administration of a $36 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor’s degree from Colgate University and Juris Doctor from Pace University School of Law. The Board concluded that Mr. Colavita is suitable to act as director of the Funds because of his professional background, board experience and extensive investment management experience.

James P. Conn

Mr. Conn serves on various board committees for other funds in the Fund Complex. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University. The Board concluded that Mr. Conn is suitable to act as director of the Funds because of his education, professional background and investment management experience.

Jerome J. Klingenberger

Mr. Klingenberger is a Certified Public Accountant. Mr. Klingenberger served as an auditor for a public accounting firm and his clients included publicly traded companies. Mr. Klingenberger holds a BBA in Accountancy from the University of Notre Dame and an MBA from the University of Chicago. Mr. Klingenberger has served as a member of the Board since 1999 and has served as its Independent Chair for the past decade. The Board concluded that Mr. Klingenberger is suitable to act as director of the Funds because of his extensive experience serving as a member of the Board of the Company, as well as because of his academic experience, work experience and financial reporting experience.

Sean Lowry

In 2015, Mr. Lowry retired from his position as Executive Vice President for Pacor Mortgage, a mortgage business where he worked for 23 years. Mr. Lowry served as the managing director for trading operations at the Chicago Board Options Exchange (“CBOE”) from 1981 to 1992. Mr. Lowry worked as an independent trader at the CBOE from 1975 to 1981 and served on several options-related committees. Mr. Lowry has served as a member of the Board since 1999. The Board concluded that Mr. Lowry is suitable to act as director of the Funds because of his previous experience serving as a member of the Board, as well as because of his understanding of the financial services industry and of his prior and current work experience.

Michael J. Melarkey

Mr. Melarkey, after more than 40 years’ of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. Mr. Melarkey serves on board committees with respect to other funds in the Fund Complex. He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations, including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law. The Board concluded that Mr. Melarkey is suitable to act as director of the Funds because of his extensive business and investment management experience.

Kuni Nakamura

Mr. Nakamura is the President of Advanced Polymer, Inc., a chemical manufacturing company, and President of KEN Enterprises, Inc., a real estate company. He serves on board committees with respect to other funds in the Fund Complex. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management. The Board concluded that Mr. Nakamura is suitable to act as director of the Funds because of his academic experience, his work experience and his financial background.

Interested Director Nominees

Nicholas F. Galluccio

Mr. Galluccio is President and Chief Executive Officer of Teton Advisors, Inc., a multi-strategy asset management company, and is portfolio manager of the TETON Westwood SmallCap Equity Fund. Mr. Galluccio joined Teton in 2008, after a 25-year career at Trust Company of the West (TCW), where he was Group Managing Director, U.S. Equities, and led the investment team for the TCW SmallCap Value Added and TCW MidCap Value Opportunities equity strategies. He was senior portfolio manager and co-managed both strategies since their inception. Prior to TCW, he was with Lehman Brothers Kuhn Loeb, where he was a security analyst specializing in the semiconductor industry. Prior to Lehman Brothers, Mr. Galluccio was a staff writer for Forbes magazine. Mr. Galluccio holds an M.B.A. from Columbia Business School and an M.A. from Columbia University and a B.A. from the University of Hartford. He serves on the University of Hartford Board of Regents and on the Executive Advisory Board of the Columbia Business School Program for Financial Studies. The Board concluded that Mr. Galluccio is suitable to act as a Director of the Funds because of his extensive investment management experience and his long-tenured positions in the asset management industry, particularly with Teton and TCW.

Kevin M. Keeley

Mr. Keeley has more than 25 years of experience in management and marketing, having served as President of the Funds’ predecessor adviser, KAMCO. He also serves as an officer and director of the Keeley Family Foundation. He spent 6 years as Qwest Communications International, Inc. (CenturyLink) as a National Sales Manager. Mr. Keeley holds a B.A. from Indiana University. The Board concluded that Mr. Keeley is suitable to act as a Director of the Funds because of his extensive investment management experience and his long-tenured positions in the asset management industry, particularly with KAMCO.

Board Communications

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Directors) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Directors). Shareholders may send the communication to either the Company’s office or directly to such Directors at the address specified above. Management will review and generally respond to other shareholder communications the Company receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Share Ownership Information

The dollar range of shares beneficially owned in each Fund, as well as on an aggregate basis for all Funds, by each Nominee as of September 30, 2016 is shown in Appendix D. No Nominee for election has made any purchases or sales of securities of Keeley-Teton or its parent company since the beginning of the most recently completed fiscal year.

Required Vote

Directors are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the nine Nominees for the Board of the Company who receive the largest number of votes will be elected as Board members. In the election of directors, votes may be cast in favor or withheld.

Recommendation of the Board

The Board of the Company unanimously recommends that shareholders vote FOR each Nominee.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting, other than those Proposals described in this Proxy Statement. Under Maryland law, the only matters that may be acted on at the Meeting are those stated in the Notice of Meeting of Shareholders. Accordingly, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote such procedural matter in accordance with their discretion, unless the shareholder entitled to vote the shares has previously sent written instructions to the contrary.

QUORUM, VOTING MATTERS AT THE MEETING

Quorum Requirement

The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of the Company entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not represented at the Meeting, the person(s) named as proxy may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment will require the affirmative vote of the majority of the shares present in person or by proxy at the Meeting. The person(s) named as proxy will vote in favor of any such adjournment those proxies which he is entitled to vote in favor of any Proposal. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.

Record Date; Voting Rights

The close of business on December 21, 2016 has been fixed as the Record Date. Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting or any adjournment thereof. As of the Record Date, the Funds had the number of shares outstanding as set forth in Appendix B.

The number of shares that you may vote is the total of the number shown on the proxy card(s) accompanying this Proxy Statement. Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share outstanding on the Record Date. No shares have cumulative voting rights.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, proxies that reflect abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) an executed proxy is received by the Company but is not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

For purposes of determining the approval of each Proposal, other than election of directors, abstentions and broker “non-votes” will be treated as shares voted “Against” the applicable Proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the secretary of the Company, at the principal executive office of the Company at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. A superseding proxy may also be executed by voting via telephone or through the Internet. The superseding proxy need not be voted using the same method (mail, telephone or Internet) as the original proxy vote. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

ADDITIONAL INFORMATION

Share and Class Information

As of the Record Date, each Fund offered two classes of shares to the public pursuant to a Multiple Class Plan adopted by the Board (the “18f-3 Plan”). The 18f-3 Plan sets forth that shares of each class of the Funds represent an equal pro rata interest in the Fund and generally have the same relative rights and privileges and are subject to the same sales charges, fees and expenses, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of the other class.

Ownership of Shares

Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of September 30, 2016, to the best of the knowledge of each Fund, the shareholders listed on Appendix G owned of record or beneficially 5% or more of any class of the outstanding voting shares of such Fund.

The amount of shares owned of record or beneficially of any class of shares of any Fund by the Nominees and officers of the Company as of September 30, 2016 is listed on Appendix H.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Funds. In its capacity as the independent registered public accounting firm, PwC audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns. PwC has confirmed that it is an independent registered public accounting firm and has advised the Company that it does not have any direct or material indirect financial interest in any Fund. Representatives of PwC are not expected to be present at the Meeting.

PwC’s Fees and Services. For services rendered to the Company for the last two fiscal years, PwC billed the Company the following aggregate fees:

	Fees Billed by PwC for Services Rendered to the Company for Fiscal Year End 2016	Fees Billed by PwC for Services Rendered to the Company for Fiscal Year End 2015
Audit Fees(1)	$150,250	$166,500
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$34,800	$44,760
All Other Fees(4)	$0	$0

(1)	“Audit Fees” refer to fees for performing an audit of the Company’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	“Audit-Related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Company’s financial statements. No audit-related fees were billed during the last two fiscal years.
(3)	“Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Such services include: (i) reviewing and signing the U.S. Income Tax Return for Regulated Investment Companies, for each of the Funds; and (ii) calculating estimated required distributions for federal excise tax purposes for each of the Funds.
(4)	“All Other Fees” refer to products and services provided by the principal accountant, other than the services reported in footnotes (1) through (3). No other fees were billed during the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures. The Company’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Company, including services provided to any entity affiliated with the Company. Such policies and procedures are included herein as Appendix I. All fees billed by PwC applicable to non-audit services for the fiscal years ended 2016 and 2015 were pre-approved by the Audit Committee.

All of the principal accountant’s hours spent on auditing the Company’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table details the aggregate non-audit fees billed by the Company’s accountant for services rendered to the Company and to the Adviser (and any entity controlling, controlled by, or under common control with the Adviser, but not including any sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Company	None	None
KAMCO	None	None

The Audit Committee has considered whether the provision of non-audit services that were rendered to the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Service Providers

Adviser. Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604, serves as the investment adviser to the Funds.

Distributor. Keeley Investment Corp., 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604, serves as the distributor for the Funds.

Administrator. U.S. Bancorp, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the administrator for the Funds.

Shareholder Reports

Copies of the Company’s Annual Report for the fiscal year ended September 30, 2016 previously have been mailed to shareholders. This Proxy Statement should be read in conjunction with that Annual Report. You can obtain copies of the Annual Report, without charge, by writing to Keeley Funds, Inc., 111 West Jackson Blvd., Suite 810, Chicago, Illinois, 60604, or by calling 1-888-933-5391. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the Funds’ website at www.keeleyfunds.com.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Funds’ records, unless the Funds have received contrary instructions from a shareholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to Keeley Funds, Inc., 111 West Jackson Blvd., Suite 810, Chicago, Illinois, 60604, or by calling 1-888-933-5391.

Additional Information About the Meeting

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to the Meeting to vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Funds’ proxy solicitor, D.F. King & Co., Inc. (“DF King”), at (888) 540-8597.

Shareholder Communications

Shareholder communications to the Board must be in writing and addressed to the Board of Directors of the Keeley Funds, Inc., attention: Robert Kurinsky, Secretary of the Company, 111 West Jackson Blvd., Suite 810, Chicago, Illinois, 60604. If a specific Director is the intended recipient of such communication, the name of that Director must be noted therein. The Secretary will forward such correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in his discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board’s consideration. The Funds will retain shareholder communications addressed to the Board in accordance with the Company’s record retention policy.

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 15, 2017

The proxy statement and other proxy materials are available at www.proxyonline.com/docs/keeley.pdf.

EXPENSES AND ADDITIONAL PROXY SOLICITATION INFORMATION

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph or by other means, will be paid by KAMCO. The solicitation of proxies will be made primarily by mail, oral communication, telephone or other permissible electronic means by representatives of the Company, of KAMCO, and of their affiliates, as well as by certain broker-dealers (who may be specifically compensated for such services). The Company has engaged DF King to assist it in its proxy solicitation efforts, including solicitation of proxies by telephone or personally. The anticipated cost of soliciting proxies is approximately $[            ].

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Company generally is not required to hold regular annual meetings of shareholders of the Funds and currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Company’s charter documents.

Shareholders wishing to submit proposals for inclusion in a proxy statement for any future shareholder meeting should send their written proposals to the Company, Attn: Robert Kurinsky, Secretary, 111 West Jackson Blvd., Suite 810, Chicago, Illinois 60604. Shareholder proposals to be presented at any future shareholder meeting must be received by the Company in writing a reasonable time before the Fund(s) solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

APPENDIX A

Funds Subject to the Proxy Statement

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

A-1

APPENDIX B

Number of Shares Issued and Outstanding and Entitled to Vote as of the Record Date

Fund and Class	Shares Outstanding
Keeley Small Cap Value Fund — Class A	[	]
Keeley Small Cap Value Fund — Class I	[	]
Keeley Small Cap Dividend Value Fund — Class A	[	]
Keeley Small Cap Dividend Value Fund — Class I	[	]
Keeley Small-Mid Cap Value Fund — Class A	[	]
Keeley Small-Mid Cap Value Fund — Class I	[	]
Keeley Mid Cap Dividend Value Fund — Class A	[	]
Keeley Mid Cap Dividend Value Fund — Class I	[	]
Keeley All Cap Value Fund — Class A	[	]
Keeley All Cap Value Fund — Class I	[	]

B-1

APPENDIX C

The Keeley Funds, Inc.

Charter of the Nominating and Governance Committee

(formerly, the Committee of Independent Directors)

(adopted by the Board of Directors on May 5, 2015)

I.	Organization

A.	Structure. This charter has been adopted by the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”). The members of the Nominating and Governance Committee (the “Committee”) shall be appointed by the Board.

B.	Membership. The Committee shall at all times be composed of at least three members, but may be composed of as many members as the Board shall so determine from time to time. The Committee also will have a chairperson, whom the Board shall designate.

C.	Eligibility. Each member of the Committee shall: (i) be a member of the Board who is not an “interested person” of the Corporation, as defined in the Investment Company Act of 1940 (each, an “Independent Director”); (ii) be free of any relationship with the management of the Corporation or with Keeley Asset Management Corp. (“KAMCO”) that would interfere with the member’s exercise of independent judgment as a Committee member; (iii) not be a former officer or director of KAMCO or its affiliates; and (iv) not be a close family member[1] of an employee or officer of KAMCO.

D.	Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Committee. The chairperson of the Committee may call meetings of the Committee at any time. A majority of the members of the Committee shall constitute a quorum for purposes of transacting business at any meeting of the Committee.

II.	Purpose, Function and Responsibilities Related to Corporate Governance

The function and purpose of the Committee, as it relates to governance, is oversight. The Committee shall oversee the independence and effective functioning of the Board and shall endeavor to be informed about good practices for mutual fund boards.

A.	General Responsibilities. In fulfilling its governance objectives the Committee shall:

1.	review annually the Board’s composition to determine whether to recommend changes in the Board’s size or composition;

2.	make recommendations to the Board at least annually regarding committees of the Board and committee assignments, including proposed committee chairpersons;

3.	oversee the process for evaluating the functioning of the Board, which includes annual Board self-evaluations;

[1]	The term “close family member” as used in this charter includes any aunt, uncle, cousin, child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

4.	review at least annually, and make recommendations, to the Board regarding the compensation of Independent Directors;

5.	monitor compliance by the Directors with the Corporation’s Director Retirement Policy;

6.	monitor the performance of legal counsel to the Corporation and to the Independent Directors and make recommendations to the Board and the Independent Directors regarding selection of such legal counsel;

7.	review annually the Directors’ attendance at Board and committee meetings, at educational sessions prepared for a committee or the Board and at executive sessions of the Board or the Independent Directors; and

8.	review drafts of all regulatory filings.

B.	Board Candidates. The Committee shall nominate and select new Directors to the Board. In fulfilling this duty, the Committee shall:

1.	Recommend Candidates. Interview and recommend candidates for election as Independent Directors. The Committee may consider recommendations by Board members, legal counsel, and the Corporation’s investment adviser and its affiliates. Directors may remain anonymous when submitting a recommendation for a candidate.

2.	Evaluate Candidates. Identify and independently evaluate candidates’ qualifications for Board membership.

a.	The Committee has not established specific criteria that a candidate must possess to join the Board. However, in evaluating a candidate, the principal criterion is a candidate’s ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Director.

b.	The Committee will also consider the following factors:

(1)	a candidate’s background, skills and experience.

(2)	whether the candidate’s background, skills and experience will complement the background, skills and experience of the current Directors and will contribute to the Board.

(3)	whether the candidate exhibits stature commensurate with the responsibility of representing shareholders.

(4)	whether the candidate is available and willing to strive for high attendance levels at regular and special meetings and willing to participate in Committee activities as needed.

(5)	whether the candidate would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.

(6)	whether a candidate represents the best choice available based upon thorough identification, investigation and recruitment of candidates.

c.	The Committee will evaluate all candidates in the same manner, regardless of whether a Director or the Corporation’s investment adviser or its affiliates recommended the candidate.

3.	Nominate Candidates. Direct counsel to the Corporation to send a questionnaire to each candidate to determine whether the individual is independent under the Investment Company Act of 1940. The Committee also may direct management to conduct a routine background or other check on each candidate. .

C.	Director Education and Orientation. The Committee shall be responsible for ensuring new directors receive sufficient orientation about their responsibilities and duties as a member of the Board. The Committee shall also be responsible for ensuring that Board members have opportunities to keep updated on topics in the mutual fund industry and those specific to the Corporation. In that regard:

1.	The Committee shall review annually the participation by each Independent Director at educational events. Counsel shall periodically circulate to the Board information about educational events that are organized for and may be of particular interest to the Independent Directors.

2.	The Committee shall oversee the development and implementation of Board education sessions, as the Committee deems appropriate.

3.	The Committee shall oversee the process for orientation of new Independent Directors, including using the resources of the Corporation’s adviser and legal counsel to the Corporation and the Independent Directors.

III.	Purpose, Function and Responsibilities Related to Management Contracts

The Committee is responsible for reviewing in the first instance and making recommendations to the Board regarding any investment advisory agreement relating to the Corporation, and any other agreement with KAMCO relating to the management, administration or distribution of the Corporation or of any Fund, as well as any Rule 12b-1 plan of the Corporation and any related agreement.

A.	Review and Negotiation of Investment Advisory Contracts

1.	On at least an annual basis and as otherwise necessary or advisable, the Committee shall review, and consider such information as may reasonably be necessary to evaluate the terms of any existing or proposed investment advisory contract with a view to making a recommendation to the Board regarding the approval or continuation of the agreement. In connection with any such review, the Committee shall consider the nature and quality of services provided by KAMCO, the reasonableness of KAMCO’s compensation, the profitability to KAMCO of its relationship with each Fund, any fall-out benefits from that relationship, any economies of scale achieved by KAMCO, the role of the non-interested directors, comparative fees charged by KAMCO and any sub-adviser, expense ratios and such other factors as the Committee considers relevant.

2.	The Committee shall have authority on behalf of the Corporation to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement.

B.	Review and Negotiation of Distribution Agreements, Rule 12b-1 Plans and Related Agreements

1.	On at least an annual basis and as otherwise necessary or advisable, the Committee shall review, and consider such information as may reasonably be necessary to evaluate the terms of any existing or proposed distribution agreement, Rule 12b-1 plan or related agreement with a view to making a recommendation to the Board regarding the approval or continuation of the agreement or plan.

2.	The Committee shall have authority on behalf of the Corporation to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement or plan.

C.	Review and Negotiation of Other Agreements

1.	The Committee shall review, and consider such information as may reasonably be necessary to evaluate, the terms of any other existing or proposed agreement with KAMCO or with an affiliate of KAMCO with a view to making a recommendation to the Board regarding the approval or continuation of the agreement.

2.	The Committee shall have authority on behalf of the Corporation to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement.

IV.	Procedures

The Committee shall:

A.	meet as frequently and at such times as the Committee deems appropriate, but at least twice each year;

B.	review this charter annually for compliance with its terms as well as for any amendments thereto, and present any recommended changes to the Board;

C.	engage special counsel, other auditors or other consultants, at the Corporation’s expense, to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate; and

D.	maintain minutes or other records of its meetings and activities and report to the Board on a regular basis as to the results of its meetings and activities.

APPENDIX D

As of September 30, 2016, the dollar range of equity securities beneficially owned by each Director or nominee in each Fund, as well as in all series of the Company on an aggregate basis, was as follows:

Name of Director Nominee	Small Cap Value Fund	Small Cap Dividend Value Fund	Small- Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Nicholas F. Galluccio*
Kevin M. Keeley *
Laura D. Alter
Anthony S. Colavita
James P. Conn
Jerome J. Klingenberger
Sean Lowry
Michael J. Melarkey
Kuni Nakamura

*	Interested Director Nominee

D-1

APPENDIX E

Form of Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into on this [            ] day of [            ], 2017 by and between KEELEY FUNDS, INC., a Maryland corporation (the “Company”), and KEELEY-TETON ADVISORS, LLC, a Delaware limited liability corporation (the “Adviser”).

1. ENGAGEMENT OF THE ADVISER. The Adviser shall manage the investment and reinvestment of the assets of each series of the Company set forth in Exhibit A to this Agreement, as such series may be so designated and amended from time to time (each, a “Fund” and collectively, the “Funds”), subject to the supervision of the board of directors of the Company, for the period and on the terms set forth in this Agreement. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Company’s articles of incorporation, bylaws, and to the provisions of any applicable law. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Company, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company in any way.

The Adviser is authorized to make the decisions to buy and sell securities of the Funds, to place the Funds’ portfolio transactions with securities broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of each Fund. The Adviser is authorized to exercise discretion within the Company’s policy concerning allocation of its portfolio brokerage, including allocation to brokers who provide research and other services to the Company, and to Keeley Investment Corp., as permitted by law, and in each case in so doing shall not be required to make any reduction in its investment advisory fees.

2. EXPENSES TO BE PAID BY THE ADVISER. The Adviser shall furnish, at its own expense, office space to the Company and all necessary office facilities, equipment and personnel for managing the assets of the Company. The Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Company.

3. EXPENSES TO BE PAID BY THE COMPANY. The Company shall pay all charges of depositories, custodians and other agencies for the safekeeping and servicing of each Fund’s cash, securities and other property and of its transfer agents, registrars and its dividend disbursing and redemption agents, if any; all payments to the administrator; all charges of legal counsel and of independent auditors; dues; organizational expenses of the Company; all expenses in determination of price computations, placement of securities orders and related bookkeeping; all compensation of directors other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Company; all 12b-1 plan expenses; all expenses of publication of notices and reports to its stockholders; all expenses of proxy solicitations of the Company or its board of directors; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Company; and all expenses of bond and insurance coverage required by law or deemed advisable by the Company’s board of directors. In addition to the payment of expenses, the Company shall also pay all brokers’ commissions and other charges relative to the purchase and sale of portfolio securities, and all other expenses not paid by the administrator.

4. COMPENSATION OF THE ADVISER. For the services to be rendered and the charges and expenses to be assumed and to be paid by the Adviser hereunder, the Company shall pay to the Adviser a fee at an annual rate as set forth in Exhibit B to this Agreement. Such fee shall be calculated daily and paid monthly or before the 15th day immediately following each month.

5. SERVICES OF THE ADVISER NOT EXCLUSIVE. The services of the Adviser to the Company hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

6. SERVICES OTHER THAN AS THE ADVISER. Within the limits permitted by law, the Adviser may receive compensation from the Company for services performed by it for the Company which are not within the scope of the duties of the Adviser under this Agreement.

7. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable to the Company or its stockholders for any loss suffered by the Company or its stockholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement.

8. DURATION, RENEWAL AND TERMINATION. This Agreement shall continue in effect for a two-year period from the date set forth above , and thereafter from year to year only so long as such continuance is specifically approved at least annually by the board of directors of the Adviser and by either the board of directors of the Company (including a majority of those directors who are not parties to this Agreement or “interested persons” of any such party) or by vote of the holders of a “majority of the outstanding shares of the Fund” (which term as used throughout this Agreement shall be construed in accordance with the definition of “vote of a majority of the outstanding voting securities of a company” in section 2(a)(42) of the Investment Company Act of 1940, as amended). This Agreement may be terminated by action of a majority of the directors of the Company or by the holders of a majority of the outstanding shares of the Fund upon sixty (60) days written notice to the Adviser.

9. AMENDMENT. This Agreement may not be amended without the affirmative vote of a majority of the directors of the Company and of the holders of a majority of the outstanding shares of the Fund, except to the extent that any such amendment is permitted under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

Exhibit A

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

Exhibit B

For the services to be rendered and the charges and expenses to be assumed and to be paid by the Adviser under this Agreement, the Company shall pay to the Adviser fees at the following annual rates:

FUND	AVERAGE DAILY NET ASSETS	ADVISORY FEE
KEELEY Small Cap Value Fund	– First $1 billion – > $1 billion but < $4 billion – > $4 billion but < $6 billion – > $6 billion	– 1.00 – 0.90 – 0.80 – 0.70	% % % %
KEELEY Small Cap Dividend Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00 – 0.90 – 0.80	% % %
KEELEY Small-Mid Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00 – 0.90 – 0.80	% % %
KEELEY Mid Cap Dividend Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00 – 0.90 – 0.80	% % %
KEELEY All Cap Value Fund	– First $350 million – > $350 million but < $700 million – > $700 million	– 1.00 – 0.90 – 0.80	% % %

All fees shall be calculated daily and paid monthly or before the 15th day immediately following each month.

APPENDIX F

Form of 12b-1 Plan of Distribution

AMENDED AND RESTATED

PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

OF

THE KEELEY FUNDS, INC.

WHEREAS, The Keeley Funds, Inc., a Maryland Corporation (the “Corporation”), and each series thereof (each, a “Fund” and collectively, the “Funds”) that engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, each Fund has issued and is authorized to issue shares of Common Stock (“Shares”);

WHEREAS, G.distributors, LLC (the “Distributor”) presently serves as the principal distributor of the Shares pursuant to the distribution agreement between the Corporation and the Distributor, which distribution agreement has been duly approved by the Board of Directors of the Corporation (the “Board”), in accordance with the requirements of the Act (the “Distribution Agreement”);

WHEREAS, each Fund has established and plans to offer shares of its common stock denominated as Class A Shares (the “Class A Shares”), pursuant to Rule 18f-3 under the Act that permits the Funds to implement a multiple distribution system providing investors with the option of purchasing shares of various classes;

WHEREAS, the Board as a whole, and the directors who are not interested persons of the Funds (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Disinterested Directors”), have determined, after review of all information and consideration of all pertinent facts reasonably necessary to an informed determination, that it would be desirable to adopt a plan of distribution for the Class A Shares and that, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that a plan of distribution containing the terms set forth herein (the “Plan”) will benefit the Funds and their shareholders of the Class A Shares, and have accordingly approved the Plan by votes cast in person at a meeting called for the purpose of voting on the Plan; and

WHEREAS, this Plan governs the Class A Shares and does not relate to any class of shares which may be offered and sold by the Funds other than the Class A Shares.

NOW, THEREFORE, in consideration of the foregoing, each Fund hereby adopts the Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

1. In consideration of the services to be provided, and the expenses to be incurred, by the Distributor pursuant to the Distribution Agreement, the Funds will pay to the Distributor as distribution payments (the “Payments”) in connection with the distribution of Class A Shares an aggregate amount at a rate of 0.25% per year of the average daily net assets of the Class A Shares. Such Payments shall be accrued daily and paid monthly in arrears or shall be accrued and paid at such other intervals as the Board shall determine. The Funds’ obligation hereunder shall be limited to the assets of the Class A Shares and shall not constitute an obligation of any Fund except out of such assets and shall not constitute an obligation of any shareholder of the Funds.

2. It is understood that the Payments made by the Funds under this Plan will be used by the Distributor for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of Class A Shares. The scope of the foregoing shall be interpreted by the Board, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the Board, the following activities are hereby declared to be primarily intended to result in the sale of Class A Shares: advertising the Class A Shares or a Fund’s investment adviser’s mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates) and sales and marketing personnel of any of them for sales of Class A Shares, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund’s investment adviser and its personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Class A Shares, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board; and the financing of any activity for which Payment is authorized by the Board; and profit to the Distributor and its affiliates arising out of their provision of shareholder services. Notwithstanding the foregoing, this Plan does not require the Distributor or any of its affiliates to perform any specific type or level of distribution activities or shareholder services or to incur any specific level of expenses for activities covered by this Section 2. In addition, Payments made in a particular year shall not be refundable whether or not such Payments exceed the expenses incurred for that year pursuant to this Section 2.

3. The Funds are hereby authorized and directed to enter into appropriate written agreements with the Distributor and each other person to whom the Funds intend to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a “related” greement for purposes of Rule 12b-1 under the Act.

4. Each agreement required to be in writing by Section 3 must contain the pro visions required by Rule 12b-1 under the Act and must be approved by a majority of the Board (“Board Approval”) and by a majority of the Disinterested Directors (“Disinterested Director Approval”), by vote cast in person at a meeting called for the purposes of voting on such agreement. All determinations or authorizations of the Board hereunder shall be made by Board Approval and Disinterested Director Approval.

5. The officers, investment adviser or Distributor of the Funds, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

6. To the extent any activity is covered by Section 2 and is also an activity which a Fund may pay for on behalf of the Class A Shares without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act, this Plan shall not be construed to prevent or restrict a Fund from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in calculation of Payments subject to the limitation set forth in Section 1.

7. This Plan shall not take effect until it has been approved by a vote of at least a majority of the Class A Shares. This Plan may not be amended in any material respect without Board Approval and Disinterested Director Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the Class A Shares. This Plan may continue in effect for longer than one year after its approval by a majority of the Class A Shares only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Director Approval.

8. This Plan may be terminated at any time by a vote of the Disinterested Director, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the Class A Shares.

9. For purposes of this Plan the terms “interested person” and “related agreement” shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term “vote of a majority of the Class A Shares” shall mean the vote, at the annual or a special meeting of the holders of the Class A Shares duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the Class A Shares outstanding on the record date for such meeting are present or represented by proxy or, if less, (b) more than 50% of the Class A Shares outstanding on the record date for such meeting.

Dated: [    ], 2017

APPENDIX G

5% Share Ownership as of September 30, 2016

Name and Address	Fund	Percentage of Outstanding Shares Held

G-1

APPENDIX H

Share Ownership By Directors

The amount of shares owned of record or beneficially of any class of shares of any Fund by the Director Nominees and officers of the Company as of September 30, 2016 is as follows:

Keeley Small Cap Value Fund	%
Keeley Small Cap Dividend Value Fund	%
Keeley Small-Mid Cap Value Fund	%
Keeley Mid Cap Dividend Value Fund	%
Keeley All Cap Value Fund	%

H-1

APPENDIX I

The Keeley Funds, Inc.

Audit Pre-Approval Policies

Charter of the Audit Committee

(adopted by the Board of Directors on May 5, 2015)

I.	Organization

A.	Structure. This charter has been adopted by the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”). The members of the Audit Committee (the “Committee”) shall be appointed by the Board.

B.	Membership. The Committee shall at all times be composed of at least three members, but may be composed of as many members as the Board shall so determine from time to time. The Committee also will have a chairperson, whom the Board shall designate.

C.	Eligibility. Each member of the Committee shall: (i) be a member of the Board who is not an “interested person” of the Corporation, as defined in the Investment Company Act of 1940 (each, an “Independent Director”); (ii) be free of any relationship with the management of the Corporation or with Keeley Asset Management Corp. (“KAMCO” or the “Adviser”) that would interfere with the member’s exercise of independent judgment as a Committee member; (iii) not be a former officer or director of KAMCO or its affiliates; and (iv) not be a close family member[2] of an employee or officer of KAMCO; and (v) comply with the independence requirements of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission (“SEC”) rules adopted thereunder.[3]

D.	Qualifications. The Board, in its business judgment, shall determine (i) that, based upon each member’s employment history, experience, training, academic background and other relevant factors, each Committee member is “financially literate”[4] and (ii) whether any member of the Committee is an “audit committee financial expert,” as that term is defined by the SEC. At least one Committee member shall have accounting or related financial management experience. Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time at the expense of the Corporation.

E.	Meetings. The Committee shall meet at least two times per calendar year, or more frequently as circumstances require. Meetings of the Committee shall be held at such times and places as determined from time to time by the Committee. The chairperson of the Committee may call meetings of the Committee at any time. Special meetings (including telephonic meetings) may be

[2]	The term “close family member” as used in this charter includes any aunt, uncle, cousin, child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
[3]	Under the SEC’s rules, members of the Committee are barred from accepting any consulting, advisory or other compensatory fee from an Adviser or any subsidiary thereof, other than in the member’s capacity as a member of the Board and any Board committee.
[4]

A Committee member shall be deemed to be “financially literate” if the Board makes a finding to this effect based on the committee member’s employment history, experience, training, academic background and other factors considered relevant by the Board.

called by the chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Director(s) to serve on the Committee for such meeting in the place of any absent member. The Committee may ask management and representatives of the servicing agents to attend meetings and provide pertinent information as necessary.

II.	Purposes and Function of Committee Regarding Financial Reporting

A.	Committee Purposes. The purposes of the Committee, as it relates to financial reporting for the Corporation, are:

1.	to oversee the Corporation’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers;

2.	to oversee the quality and objectivity of the financial statements of each series of the Corporation (each, a “Fund”) and the independent audits thereof;

3.	to assist Board oversight of (i) the integrity of the Funds’ financial statements; (ii) the Funds’ compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors;

4.	to pre-approve the audit and non-audit services that the Corporation’s independent auditors may provide to the Corporation and certain non-audit services that the Corporation’s independent auditors may provide to KAMCO or its affiliates; and

5.	to act as a liaison between the independent auditors of the Corporation and the full Board.

B.	Committee Function. The function of the Committee is oversight. Management has the responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors have the responsibility to plan and carry out proper audits of the Funds. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Corporation or the Adviser and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Committee or its members to conduct field work or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation or the Adviser from which it receives information, (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (iii) representations made by management as to any information technology, internal audit or other non-audit services provided by the auditors to the Funds, the Adviser, the distributor, the custodian or any entity in a “control relationship”[5] with the Corporation or the Adviser.

[5]	For purposes of this charter, a “control relationship” means a relationship with any person directly or indirectly controlling, controlled by, or under common control with the Corporation or the Adviser.

III.	Responsibilities of the Committee

A.	Selection of Auditors. Approve and recommend to the Board, the selection, retention or termination of the independent auditors of the Corporation, and review the independent auditors’ fees to determine whether those fees appear to be appropriate for the services rendered.

1.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

(a)	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

(b)	the independent auditors shall report directly to the Committee.

2.	Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified below) to the Corporation, or to KAMCO and any entity controlling, controlled by, or under common control with KAMCO that provides ongoing services to the Corporation (if the engagement relates directly to the operations and financial reporting of the Corporation), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(a)	Pre-approval of non-audit services for the Corporation is waived, if:

i.	the aggregate amount of all non-audit services provided to the Corporation is less than 5% of the total fees paid by the Corporation to its independent auditors during the fiscal year in which the non-audit services are provided;

ii.	the services were not recognized by management at the time of the engagement as non-audit services; and

iii.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(b)	Pre-approval of non-audit services for KAMCO or any entity controlling, controlled by, or under common control with KAMCO that provides ongoing services to the Corporation is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Corporation, KAMCO and any entity controlling, controlled by, or under common control with KAMCO that provides ongoing services to the Corporation to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

3.	The independent auditors shall not perform any of the following non-audit services for the Corporation:

(a)	bookkeeping or other services related to the accounting records or financial statements of the Corporation;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(d)	actuarial services;

(e)	internal audit outsourcing services;

(f)	management functions or human resources;

(g)	broker or dealer, investment adviser, or investment banking services;

(h)	legal services and expert services unrelated to the audit; and

(i)	any other services that the Public Company Accounting Oversight Board (“PCAOB”) determines are impermissible.

B.	Determine Scope of Audit. Meet with the independent auditors and management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be performed. Review any significant changes to the scope of the annual audit or any special audit as previously approved by the Committee.

C.	Meet with the Independent Auditors. Meet with the independent auditors, including private meetings, as necessary to:

1.	Discuss any matter of concern relating to the financial statements of a Fund, including any adjustment to such statements recommended by the independent auditors, or other results of the audits.

2.	Consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto and the competence and adequacy of the internal accounting staff.

3.	Review the independent auditors’ reports describing (i) the Funds’ critical accounting policies and practices to be relied upon in the audit, including any significant assumptions underlying highly subjective estimates; (ii) the details of any alternative treatment of financial information within generally accepted accounting principles discussed with management, including the ramifications of the use of such alternative treatment, and the treatment preferred by the independent auditors, (iii) any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not recorded (as immaterial or otherwise); (iv) any significant accounting treatment in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (v) the clarity of the disclosures in the financial statements; and (vi) all material written communications between the independent auditors and management.

4.	Review the form of opinion that the independent auditors propose to render to the Board and the shareholders as a result the their audit;

5.	Obtain confirmation that nothing has come to the attention of the independent auditors to cause them to believe that any disclosure required to be made in the financial statements has not been made.

6.	Review reports of independent auditors for the Funds’ custodian and transfer agent regarding the internal accounting controls of those service providers.

7.	Discuss any difficulty the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management.

8.	Review with the independent auditors any other matters required to be communicated to the Committee by the independent auditors pursuant to all applicable PCAOB or other applicable standards

9.	Discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Funds.

D.	Meet with Management. Meet separately with management of the Corporation, as necessary, to:

1.	Obtain confirmation that all required disclosures in the Corporation’s financial statements have been made.

2.	Obtain confirmation regarding the Corporation’s continued qualification as a “regulated investment company” under the Internal Revenue Code of 1986 and its status regarding federal excise taxes.

3.	Discuss management’s assessment of the independent auditors.

4.	Report its activities to the full Board and make such recommendations with respect to the above and other matters as the Committee may consider necessary or appropriate.

5.	Inquire of the Corporation’s chief executive officer and chief financial officer as to the existence of any significant deficiency or material weakness in the design or operation of internal controls over financial reporting, as well as the Corporation’s disclosure controls and procedures, that is reasonably likely to affect adversely the Corporation’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or a service provider that has a significant role in the Corporation’s internal controls over financial reporting.

6.	Discuss the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

7.	Discuss (including with any relevant service providers) the semi-annual financial statements at the next committee meeting following their issuance.

8.	Discuss other matters that fall within the purview of the Committee.

E.	Determine Qualifications and Independence of Auditors. Receive and consider the independent auditors’ specific representations as to their independence[6], organization, experience and material changes in their personnel. Obtain an annual formal written statement from the independent auditors describing:

1.	The independent auditors’ internal quality-controls procedures;

2.	Any material issues raised by the most recent internal quality-controls review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

3.	All relationships between the independent auditors and the Corporation or KAMCO (the description of relationships should include a description of the non-audit services and corresponding fees that were not pre-approved by the committee).

F.	Review Internal Controls of Custodians. Review with the independent auditors and management of the Corporation the adequacy and effectiveness of internal controls of the Corporation’s custodian(s), including significant comments on such controls by auditors of the custodian(s).

G.	Review Legal and Regulatory Developments. Review legal and regulatory matters brought to the Committee’s attention that may have a material effect on the financial statements of a Fund, the related compliance policies and programs of the Corporation, any inspection or compliance report submitted by a regulator to the Corporation or to KAMCO and any response to such report.

H.	Evaluate Risk Exposure. Discuss guidelines and policies governing the process by which KAMCO and other relevant service providers assess and manage the Corporation’s exposure to risk, and discuss the Corporation’s most significant financial risk exposures and the steps KAMCO has taken to monitor and control such risks.

IV.	Other Matters

A.	Former Employees. The Committee may establish policies for hiring employees or former employees of the independent auditors by the Corporation or KAMCO, or any entity in a control relationship with the Corporation or KAMCO.

B.	Ethics; Whistleblowers. The Committee shall have the authority to review all violations brought to its attention by the Chief Legal Officer under the Corporation’s Code of Ethics for Principal Executive and Senior Financial Officers and review all waivers sought by a covered officer under such code. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation or KAMCO regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by any employee of the Corporation or KAMCO and its affiliates of concerns regarding questionable accounting or auditing matters.

[6]	This review and consideration should include, among other things, disclosures regarding the independent auditor’s independence required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526.

V.	Procedures

The Committee shall:

A.	review this charter annually for compliance with its terms as well as for any amendments thereto, and present any recommended changes to the Board;

B.	engage special counsel, other auditors or other consultants, at the Corporation’s expense, to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate; and

C.	maintain minutes or other records of its meetings and activities and report to the Board on a regular basis as to the results of its meetings and activities.

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

KEELEY FUNDS, INC. (the “Company”) PROXY SOLICITED BY THE BOARD OF DIRECTORS (the “Board”) PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2017

The undersigned hereby appoints Robert Kurinsky proxy with full power of substitution, and hereby authorizes him to represent and to vote, as designated on the reverse of this proxy card, at the Meeting of Shareholders on February 15, 2017, at 9:00 a.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund(s) which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2, AS WELL AS “FOR” EACH NOMINEE IN PROPOSAL 3.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Signature

Date

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
Proposal 1: To approve a new investment advisory agreement
	FOR	AGAINST	ABSTAIN
Keeley Small Cap Value Fund	☐	☐	☐
Keeley Small Cap Dividend Value Fund	☐	☐	☐
Keeley Small-Mid Cap Value Fund	☐	☐	☐
Keeley Mid Cap Dividend Value Fund	☐	☐	☐
Keeley All Cap Value Fund	☐	☐	☐

Proposal 2: To approve a new plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940
	FOR	AGAINST	ABSTAIN
Keeley Small Cap Value Fund	☐	☐	☐
Keeley Small Cap Dividend Value Fund	☐	☐	☐
Keeley Small-Mid Cap Value Fund	☐	☐	☐
Keeley Mid Cap Dividend Value Fund	☐	☐	☐
Keeley All Cap Value Fund	☐	☐	☐

Proposal 3: To elect directors to the Board of Directors of the Company

01. Laura D. Alter	02. Anthony S. Colavita	03. James P. Conn	04. Nicholas F. Galluccio
05. Kevin M. Keeley	06. Jerome J. Klingenberger	07. Sean Lowry	08. Michael J. Melarkey
09. Kuni Nakamura

To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided. Your shares will be voted for the remaining nominees.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Keeley Small Cap Value Fund	☐	☐	☐
Keeley Small Cap Dividend Value Fund	☐	☐	☐
Keeley Small-Mid Cap Value Fund	☐	☐	☐
Keeley Mid Cap Dividend Value Fund	☐	☐	☐
Keeley All Cap Value Fund	☐	☐	☐

Important Notice Regarding the Internet Availability of Proxy Materials

for the Meeting of Shareholders to Be Held on February 15, 2017.

The Proxy Statement is available at: www.proxyonline.com/docs/keeley.pdf

THE PROXY IS AUTHORIZED TO VOTE, IN HIS DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT

THEREOF.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.